[Nuveen LOGO APPEARS HERE]

Growth Funds

November 27, 1998

Prospectus

A blue chip portfolio for investors seeking long-term growth potential.

Nuveen Rittenhouse Growth Fund

[PHOTO APPEARS HERE]

Portfolio Management by Rittenhouse Financial Services, Inc., Nuveen's Premier Adviser/sm/ for growth investing.

----------------------
NOT FDIC-INSURED

May lose value

No bank guarantee
----------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.


Investment Strategy

Risks

Fees, Charges and Expenses

Shareholder Instructions

Performance and Current Portfolio Information


Table of Contents


Section 1  The Fund

This section provides you with an overview of the fund including investment objectives and portfolio holdings.

Introduction                                                                   1
 ................................................................................
Nuveen Rittenhouse Growth Fund                                                 2
 ................................................................................

Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund                                                           4
 ................................................................................
Management Fees                                                                5
 ................................................................................
What Securities We Invest In                                                   5
 ................................................................................
How We Select Investments                                                      5
 ................................................................................
How the Portfolio Manager Has Performed                                        7
 ................................................................................
What the Risks Are                                                             7
 ................................................................................
How We Manage Risk                                                             8
 ................................................................................

Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

How to Choose a Share Class                                                   10
 ................................................................................
How to Reduce Your Sales Charge                                               12
 ................................................................................
How to Buy Shares                                                             12
 ................................................................................
Systematic Investing                                                          13
 ................................................................................
Systematic Withdrawal                                                         14
 ................................................................................
Special Services                                                              14
 ................................................................................
How to Sell Shares                                                            15
 ................................................................................

Section 4  General Information

This section summarizes the fund's distribution policies and other general fund information.

Distributions and Taxes                                                       17
 ................................................................................
Distribution and Service Plan                                                 18
 ................................................................................
Net Asset Value                                                               19
 ................................................................................
Fund Service Providers                                                        19

Section 5  Financial Highlights

This section provides the fund's financial performance since inception.

Nuveen Rittenhouse Growth Fund                                                20
 ................................................................................

                                                               November 27, 1998

Section 1  The Fund

                                                  Nuveen Rittenhouse Growth Fund

Introduction

This prospectus is intended to provide important information to help you evaluate whether the fund may be right for you. Please read it carefully before investing and keep it for future reference.

Investing for Tax-Efficient, Long-Term Growth

For many investors, a carefully selected, well-balanced portfolio with the potential for growth, income and preservation plays an important role in helping to build and sustain wealth over time. Historically, stocks have offered investors better long-term growth potential to outpace inflation than other investments. Finding an investment strategy that you're comfortable with, though, can be challenging. That's why many investors seeking long-term growth potential turn to investments in established, well-known "blue chip" companies. Now, investors can turn to the Nuveen Rittenhouse Growth Fund, a blue chip portfolio for investors seeking long-term growth potential.

                                                          Section 1  The Fund  1

                        Nuveen Rittenhouse Growth Fund

Fund Overview


Investment Objective

The fund seeks to provide long-term growth of capital by investing in a diversified portfolio consisting primarily of equity securities traded in U.S. securities markets of large capitalization companies that have a history of consistent earnings and dividend growth.

How the Fund Pursues Its Objective

The Fund ordinarily will invest at least 65% of its total assets in the equity securities of blue chip companies--those large-capitalization companies with a high financial strength rating and a history of consistent, predictable earnings and dividend growth. Through fundamental analysis, Rittenhouse seeks to invest in the 20-50 best companies that have a demonstrated leadership position and offer the best mix of sustained growth opportunities at reasonable valuations.

What are the Risks of Investing in the Fund?

The principal risk of investing in the fund is market risk. Market risk is the risk that a particular stock in the fund, or stocks in general, may fall in value. If the fund invests in foreign stocks, such an investment will present additional risk including currency risk. As with any mutual fund investment, loss of money is a risk of investing.

Is this Fund Right for You?

This fund may be appropriate for you if you are seeking:

     . a conservative growth stock fund as the core of a diversified investment plan;

     . to build and protect wealth over time through prudent capital management;

     . to meet long-term financial goals.

You should not invest in this fund if you are:

     . unwilling to accept share price fluctuation, including the possibility of sharp price declines;

     . investing to meet short-term financial goals.

Benefits of Blue Chips

Blue chip companies are large-capitalization, established companies, often leaders in their industries, that can be distinguished from other companies by a number of characteristics, among them:

     . superior financial strength;

     . experienced management;

     . high liquidity;

     . predictability of earnings and dividend growth.

A diversified portfolio of blue chip growth stocks offers the potential for superior risk-adjusted performance over time compared with a portfolio of stocks lacking these qualities.

In addition, blue chip companies often weather market downturns better than smaller, less established companies. This is partly due to their financial strength, which provides blue chip companies with the flexibility to respond more effectively to difficult market or business conditions. Also, greater earnings and dividend predictability can provide more stability to blue chips' stock prices during times of increased market uncertainty.



2  Section 1  The Fund

What are the Costs of Investing?

Shareholder Transaction Expenses/1/
Paid Directly From Your Investment

Share Class                                        A        B       C       R/2/
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                     5.25%/3/  None    None    None
 ................................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                          None      None    None    None
 ................................................................................
Exchange Fees                                    None      None    None    None
 ................................................................................
Deferred Sales Charge/4/                         None/3/    5%/5/  1%/6/   None
 ................................................................................


Annual Fund Operating Expenses/7/

Paid From Fund Assets
Share Class                                        A       B       C       R
--------------------------------------------------------------------------------
Management Fees                                  .85%    .85%    .85%    .85%
 ................................................................................
12b-1 Distribution and Service Fees              .25%   1.00%   1.00%     --%
 ................................................................................
Other Expenses                                   .32%    .32%    .32%    .34%
--------------------------------------------------------------------------------

Total Operating Expenses-Gross                  1.42%   2.17%   2.17%   1.19%
 ................................................................................
Expense Waiver/Reimbursements                   (.07%)  (.07%)  (.07%)  (.09%)
--------------------------------------------------------------------------------
Total Operating Expenses-Net                    1.35%   2.10%   2.10%   1.10%
 ................................................................................



The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                             Redemption                               No Redemption
Share Class        A         B         C         R            A         B         C         R
-----------------------------------------------------------------------------------------------

1 Year          $  662    $  613    $  220    $  121       $  662    $  220    $  220    $  121
 ...............................................................................................
3 Years         $  951    $  993    $  679    $  378       $  951    $  679    $  679    $  378
 ...............................................................................................
5 Years         $1,261    $1,276    $1,164    $  654       $1,261    $1,164    $1,164    $  654
 ...............................................................................................
10 Years        $2,138    $2,313    $2,503    $1,443       $2,138    $2,313    $2,503    $1,443
 ...............................................................................................


How the Fund Is Invested (as of 7/31/98)

Portfolio Allocation/8/

Stocks                                     97%
 ..............................................
Cash Equivalents                            3%
 ..............................................

Stock Portfolio Statistics

Beta                                      1.20

 ..............................................
Average Market Capitalization      $89 billion
 ..............................................
Average P/E                                 29
 ..............................................


Top 10 Stock Holdings/8/

General Electric Company                  5.5%
 ..............................................
American International Group, Inc.        5.0%
 ..............................................
Colgate Palmolive Company                 4.9%
 ..............................................
Schering-Plough Corporation               4.8%
 ..............................................
Johnson & Johnson                         4.8%
 ..............................................
Pfizer Inc.                               4.8%
 ..............................................
Procter & Gamble Company                  4.4%
 ..............................................
Coca Cola Company                         4.3%
 ..............................................
Automatic Data Processing                 4.3%
 ..............................................
Home Depot Inc.                           4.1%
 ..............................................


1. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

3. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

4.  As a percentage of lesser of purchase price or redemption proceeds.

5. Class B shares redeemed within six years of purchase bear a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

6.  Class C shares redeemed within one year of purchase bear a 1% CDSC.


7. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. The investment adviser has agreed to waive fees and reimburse expenses through July 31, 1999 in order to prevent Total Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding 1.10% of the average daily net asset value of any class of fund shares.

8.  Holdings will vary.

                                                          Section 1  The Fund  3

Section 2  How We Manage Your Money

To help you understand the fund better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


Who Manages the Fund

Nuveen Institutional Advisory Corp. (NIAC), 333 West Wacker Drive, Chicago, IL 60606, has overall responsibility for management of the fund. NIAC oversees the management of the fund's portfolio, manages the fund's business affairs and provides certain clerical, bookkeeping and other administrative services. NIAC is a wholly owned subsidiary of John Nuveen & Co. Incorporated (Nuveen). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have approximately $50 billion in assets under management.

NIAC has selected Rittenhouse Financial Services, Inc., Two Radnor Corporate Center, Radnor, PA 19087-9570, as subadviser to manage the investment portfolio of the fund. Rittenhouse, a wholly-owned subsidiary of The John Nuveen Company, is an institutional investment management firm with over 19 years of experience and approximately $11 billion in assets under management. Rittenhouse's investment management strategy and operating policies are set through a team approach, with all its investment professionals contributing. Rittenhouse currently maintains a staff of 19 investment professionals. Each of the Rittenhouse officers and investment professionals has developed an expertise in at least one functional investment area, including equity research, strategy, quantitative research, technical research, and trading. A key element in the decision making process is a formal investment committee of all the investment professionals that meets regularly to review all Rittenhouse investment positions. Pertinent information from outside sources is shared and incorporated into the investment outlook. The investment strategy, market sectors, and individual security holdings are reviewed to verify their continued appropriateness. Investment recommendations are presented to the committee for decision.



4  Section 2  How We Manage Your Money

Management Fees

For providing these services, NIAC is paid an annual fund management fee according to the following schedule:

Average Daily                                 Fund
Net Asset Value                               Fee

For the first $125 million                    .8500 of 1%

For the next $125 million                     .8375 of 1%

For the next $250 million                     .8250 of 1%

For the next $500 million                     .8125 of 1%

For the next $1 billion                       .8000 of 1%

For assets over $2 billion                    .7750 of 1%

Out of the fund management fee, NIAC pays a portfolio management fee to Rittenhouse. The fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; organizational expenses; and extraordinary expenses.


What Securities We Invest In

Equity Securities

Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; equity securities of foreign issuers traded in U.S. security markets or in American Depositary Receipts ("ADRs") or other instruments denominated in U.S. dollars (limited to 15% of net assets) and other securities with equity characteristics. Convertible bonds and debentures must be rated A or better by Moody's Investors Service, Standard & Poor's, Duff & Phelps or Fitch IBCA, Inc. when purchased.

Short-Term Investments

The fund may invest in short-term investments including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. For more information on short-term investments, see the Statement of Additional Information.


How We Select Investments

The fund will ordinarily invest at least 65% of its total assets in the equity securities of blue chip companies. Blue chip companies are generally characterized by their substantial capitalization, established history of earnings and dividends, ready access to credit, industry leadership position and superior management structure.

From the universe of all stocks traded in the U.S. securities markets, Rittenhouse first identifies companies with an aggregate market capitalization of at least $5 billion under current market conditions and with a financial strength rating of A or better by Standard & Poor's or Value Line. Of those, Rittenhouse selects companies with a history of


                                         Section 2  How We Manage Your Money  5
consistent earnings and dividend growth. Then Rittenhouse selects industries with the most attractive potential based upon its evaluation of current market conditions and long-term industry growth trends. Through fundamental analysis, Rittenhouse seeks to invest in the 20-50 stocks within these industries that have a demonstrated leadership position and offer the best mix of sustained growth opportunities at reasonable valuations.

Certain of the fund's investment policies may result in reduced taxable distributions and enhanced after-tax returns. Because the fund invests in stocks with lower dividend yields, the fund expects to distribute little, if any, taxable dividend income. The fund anticipates minimizing realized short-term and long-term capital gains as a result of its low portfolio turnover rate and generally long investment holding periods. Upon selling a stock, Rittenhouse will seek to minimize realized gains by selling shares with the highest cost basis first, and where consistent with the fund's investment objective, offsetting gains with capital losses realized from the sale of other stocks in the portfolio.

Portfolio Turnover

The fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The fund anticipates that its annual portfolio turnover rate will generally be between 20% and 30% under normal market conditions, and will generally not exceed 50%. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year.

Delayed Delivery Transactions

The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

The fund's investment objective may not be changed without shareholder approval. The above investment policies can be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.



6  Section 2   How We Manage Your Money

How the Portfolio Manager Has Performed

The chart and table below illustrate the historical performance of the portfolio manager's investment strategy for the fund. They present the performance of Rittenhouse's Blended Equity Composite, which represents all its individually managed accounts (totalling $4.7 billion) that have substantially the same investment objectives and policies as the fund. Of course, past performance is no indication of future results, and the chart and table represent performance of managed accounts and not actual fund performance.

Growth of a $10,000 Investment 1/83-6/98

[Mountain Chart Appears Here]

           Portfolio Manager Composite      S&P 500     Lipper Growth Fund Index       CPI
1/83                10,000                   10,000             10,000                10,000
1/84                12,474                   11,974             11,171                10,508
1/85                15,511                   14,237             12,792                10,902
1/86                22,076                   19,627             17,559                11,148
1/87                27,403                   24,731             21,054                11,486
1/88                25,574                   22,710             19,454                11,933
1/89                30,807                   26,816             22,362                12,527
1/90                35,887                   31,950             25,726                13,183
1/91                42,447                   36,545             29,339                13,829
1/92                47,998                   40,583             33,543                14,269
1/93                52,760                   46,762             37,771                14,709
1/94                50,541                   47,438             39,846                15,077
1/95                58,944                   54,829             43,352                15,508
1/96                76,595                   72,398             56,043                15,950
1/97                90,004                   86,721             62,793                16,389
1/98               134,655                  128,431             90,697                16,615
6/98               139,698                  132,672             93,272                16,696

Portfolio Manager Composite Returns

                                Average Annual Total Returns
                             ...................................................
                                                               Since Composite
                             1-Year         5-Year      10-Year      Inception
--------------------------------------------------------------------------------
On Offer                     22.59%         20.44%       17.19%         18.13%
 ...............................................................................
On NAV                       29.39%         21.74%       17.82%         18.54%
 ...............................................................................

The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the fund, which may affect fund performance. We assumed that an investor paid a maximum Class A sales charge of 5.25% and we deducted from the Composite's gross-of-fee returns the Class A gross operating expenses of 1.42% for the fund's most recent fiscal year. The chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The Composite's inception date is January 1, 1983. The Lipper Growth Fund Index represents the average annualized returns of the 30 largest funds in the Lipper Growth Fund Category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the fund.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in this fund. Because of these and other risks, you should consider an investment in this fund to be a long-term investment.

                                          Section 2  How We Manage Your Money  7

Market risk: As a mutual fund investing primarily in common stocks, the fund is subject to market risk. Market risk is the risk that a particular stock, an industry, or stocks in general may fall in value.

Inflation risk: Like all mutual funds, the fund is subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

Foreign investment risk: Securities issued by foreign companies or governments (which are limited to 15% of net assets) present risks beyond those of securities of U.S. issuers. Such risks include political or economic instability, changes in foreign currency exchange rates, and less publicly available information. Foreign securities may be less liquid and have more price volatility than domestic stocks.

How We Manage Risk

We use time-tested risk management strategies designed to help protect your capital during periods of market uncertainty or weakness: broad portfolio diversification, investment limitations, hedging and other defensive investment strategies. While we use these strategies to control or reduce risk, there is no assurance that we will succeed.

A Focus on Blue Chips

The fund invests primarily in equity securities of blue-chip companies. Blue chip companies are generally characterized by their substantial capitalization, established history of earnings and dividends, ready access to credit, industry leadership position and superior management structure. As a result, blue chip companies have historically exhibited less risk and price volatility than companies lacking these high quality characteristics. In addition, the large market of publicly held shares for these companies and substantial trading volume create a high degree of liquidity for their stocks.

Investment Limitations

The fund has adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. The fund may not have more than:

     . 5% in securities in any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);

     . 25% in any one industry (except U.S. government securities). For example, as of July 31, 1998, the fund was invested in the following industries (as a percentage of the fund's stock holdings):


        Diversified                              13.51%
        Drugs                                    13.28%
        Household Products                        9.24%
        Beverages                                 8.12%
        -----------------------------------------------
        Electrical Equipment                      7.11%
        Banks                                     6.87%
        Services (Data Processing)                6.07%
        Retail                                    5.72%
        -----------------------------------------------
        Insurance (Multi-Line)                    5.04%
        Personal Care                             4.02%
        Oil & Gas                                 3.63%
        Entertainment                             3.40%
        -----------------------------------------------
        Computers (Hardware)                      3.33%
        Electronics (Semiconductors)              2.62%
        Medical Products & Supplies               2.44%
        Foods                                     2.41%
        -----------------------------------------------


8  Section 2   How We Manage Your Money

Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

Hedging and Other Defensive Investment Strategies

The fund may invest up to 100% of its assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the proportion of the fund's assets invested in an asset category may fall outside its allowable range, and the fund may not achieve its investment objective.

We may also use various investment strategies designed to hedge against changes in the values of securities the fund owns or expects to purchase or to hedge against interest rate changes. These hedging strategies include using financial futures contracts, options on financial futures, or stock index options. The ability of the fund to benefit from options and futures is largely dependent on our ability to use such strategies successfully. The fund could lose money on futures transactions or an option can expire worthless. The fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the fund's net assets. In addition, the fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.



                                          Section 2  How We Manage Your Money  9

Section 3  How You Can Buy and Sell Shares

You can choose from four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

                          How to Choose a Share Class

In deciding whether to purchase Class A, Class B, Class C or Class R shares, you should consider:

     .  the amount of your purchase;

     .  any current holdings of fund shares;

     .  how long you expect to hold the shares;

     .  the amount of any up-front sales charge;

     . whether a contingent deferred sales charge (CDSC) would apply upon redemption;

     . the amount of any distribution or service fees that you may incur while you own the shares;

     . whether you will be reinvesting income or capital gain distributions in additional shares;

     .  whether you qualify for a sales charge waiver or reduction.

For a summary of the charges and expenses for each class, please see "What are the Costs of Investing?".

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% which compensates your financial adviser for providing ongoing service to you. The up-front Class A sales charge is as follows:



10  Section 3   How You Can Buy and Sell Shares

                                                                                       Authorized Dealer
                                     Sales Charge as % of    Sales Charge as % of     Commission as % of
Amount of Purchase                   Public Offering Price    Net Amount Invested    Public Offering Price
Less than $50,000                            5.25%                   5.54%                   5.00%
 ..........................................................................................................
$50,000 but less than $100,000               4.25%                   4.44%                   4.00%
 ..........................................................................................................
$100,000 but less than $250,000              3.50%                   3.63%                   3.25%
 ..........................................................................................................
$250,000 but less than $500,000              2.75%                   2.83%                   2.50%
 ..........................................................................................................
$500,000 but less than $1,000,000            2.00%                   2.04%                   1.75%
 ..........................................................................................................
$1,000,000 and over                            --*                     --                    1.00%*
 ..........................................................................................................

*You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays Authorized Dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You can buy Class B shares at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of average daily assets. The annual .25% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Years Since Purchase    0-1    1-2    2-3    3-4    4-5    5-6
CDSC                     5%     4%     4%     3%     2%     1%
 ..............................................................

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Class C Shares

You can buy Class C shares at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1%. The annual
 .25% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to pay a 1% CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower.

                                 Section 3  How You Can Buy and Sell Shares  11

Class R Shares

Under limited circumstances, you may purchase Class R shares at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

  Class A Sales Charge Reductions

 . Rights of accumulation
 . Letter of intent
 . Group purchase

  Class A Sales Charge Waivers

 . Nuveen Defined Portfolio reinvestment
 . Purchases using redemptions from unrelated funds
 . Retirement plans
 . Certain employees and directors of Nuveen or employees of authorized dealers . Bank trust departments

  Class R Eligibility

 . Certain employees and directors of Nuveen or employees of authorized dealers . Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.

How to Buy Shares

You may open an account with $3,000 per share class ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; and $500 for accounts opened through certain fee based programs) and make additional investments at any time with as little as $50. There is no minimum if you are reinvesting Nuveen Defined Portfolio distributions. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price. A business day is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time.

12  Section 3  How You Can Buy and Sell Shares

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing investment advice and services. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

Systematic Investing

Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your pay check. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

                                Section 3  How You Can Buy and Sell Shares  13

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. Because an exchange is treated for tax purposes as a concurrent sale and purchase and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

The exchange privilege is not intended to allow you to use the fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, the fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

Fund Direct(SM)

You may link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including buying shares by telephone and investing through a Systematic Investment Plan. You may also have dividends, distributions, redemption payments or systematic withdrawals sent directly to your bank account.

Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

14  Section 3  How You Can Buy and Sell Shares

How to Sell Shares

You may use one of the following ways to sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. While the fund does not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by telephone. You may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder of record and mailed to the address of record. If you have established electronic funds transfer privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day. Nuveen and Chase Global Funds Services Company, the fund's transfer agent, will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

By Mail

You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

   . The fund's name;

   . Your name and account number;

   . The dollar or share amount you wish to redeem;

   . The signature of each owner exactly as it appears on the account;

   . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

An Important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The fund presently has set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                 Section 3  How You Can Buy and Sell Shares  15

   . The address where you want your redemption proceeds sent (if other than the address of record);

   . Any certificates you have for the shares; and

   . Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check is cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

16  Section 3  How You Can Buy and Sell Shares

Section 4  General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.

Distributions and Taxes

The fund pays dividends quarterly and any capital gains once a year in December.

Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

The fund intends to make distributions that may be taxed as ordinary income or capital gains. Dividends from the fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name. Nuveen will send you this statement if you hold your shares in registered form. The tax status of your dividends from the fund is not affected by whether you reinvest your dividends or receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

                                             Section 4  General Information  17

Distribution and Service Plan

John Nuveen & Co. Incorporated serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, the fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to Authorized Dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate Authorized Dealers, including Nuveen, for providing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, the expenses of preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



18  Section 4   General Information

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the fair value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund's Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day. Common stocks and other equity securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities.

Fund Service Providers

The custodian of the assets of the fund is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

NIAC and Chase Global Funds Services Company each rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. NIAC is working with the fund's service providers to adapt their systems to address this "Year 2000" issue. NIAC and the fund expect, but there can be no absolute assurance, that the necessary work will be completed on a timely basis.



                                              Section 4  General Information  19

Section 5  Financial Highlights

The following table is intended to help you better understand the fund's past performance. The table is excerpted from the fund's latest financial statements audited by Arthur Andersen LLP. You may obtain the complete statements along with the auditor's report by requesting from Nuveen a free copy of the fund's latest annual shareholder report.


Nuveen Rittenhouse Growth Fund


Selected data for a share outstanding throughout each period is as follows:


                                                    Investment Operations              Less Distributions
                                               --------------------------------   ----------------------------
Class
(Inception
Date)
                                                                    Net
                                                               Realized
                                                      Net           and                                          Ending
Year                               Beginning   Investment    Unrealized                  Net                        Net
Ending                             Net Asset       Income    Investment           Investment   Capital            Asset       Total
July 31,                               Value    (Loss)(a)   Gain (Loss)   Total       Income      Gain   Total    Value   Return(b)
------------------------------------------------------------------------------------------------------------------------------------
Class A (12/97)
  1998 (c)                            $20.00       $(.01)         $2.76   $2.75        $  --     $  --   $  --   $22.75       13.75%

Class B (12/97)
  1998 (c)                             20.00        (.11)          2.77    2.66           --        --      --    22.66       13.30

Class C (12/97)
  1998 (c)                             20.00        (.11)          2.78    2.67           --        --      --    22.67       13.35

Class R (12/97)
  1998 (c)                             20.00         .03           2.76    2.79           --        --      --    22.79       13.95
------------------------------------------------------------------------------------------------------------------------------------




                                                                                                         Ratios/Supplemental Data
                                                                                                       ----------------------------



                                                                                                           Ratio of Net
                                                                                                Ratio of     Investment
                                                                                    Ending      Expenses         Income
                                                                                       Net    to Average     to Average   Portfolio
                                                                                    Assets           Net            Net   Turnover
                                                                                      (000)    Assets(a)      Assets(a)   Rate
------------------------------------------------------------------------------------------------------------------------------------
Class A (12/97)
  1998 (c)                                                                          $43,092         1.35%*        (.09)%*         4%

Class B (12/97)
  1998 (c)                                                                           81,823         2.10*         (.84)*          4

Class C (12/97)
  1998 (c)                                                                           43,260         2.10*         (.84)*          4

Class R (12/97)
  1998 (c)                                                                           37,664         1.10*          .20*           4
------------------------------------------------------------------------------------------------------------------------------------

  *  Annualized.
(a) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.


20  Section 5  Financial Highlights

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth
Nuveen Rittenhouse Growth Fund

Growth and Income
European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Taxable Income
Income Fund

Tax-Free Income
National Municipal Bond Funds
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds
Arizona           Louisiana             North Carolina
California/1/     Maryland              Ohio
Colorado          Massachusetts/1/      Pennsylvania
Connecticut       Michigan              Tennessee
Florida           Missouri              Virginia
Georgia           New Jersey            Wisconsin
Kansas            New Mexico
Kentucky/2/       New York/1/

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on the fund's policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or for other fund information.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington D.C. 20549-6009. The fund's Investment Company file number is 811-8333.

1. Long-term and insured long-term portfolios.
2. Long-term and limited-term portfolios.

                                                                EPR-RIT-NA 11-98

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 257-8787
www.nuveen.com

                                                               NOVEMBER 27, 1998

NUVEEN RITTENHOUSE GROWTH FUND

NUVEEN INVESTMENT TRUST II

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Fund, by written request to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186, or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Fund dated November 27, 1998 and any supplements to that Prospectus.

TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
General Information....................................................... B-2
Investment Policies and Restrictions...................................... B-2
Investment Policies and Techniques........................................ B-3
Management................................................................ B-15
Fund Manager and Portfolio Manager........................................ B-19
Portfolio Transactions.................................................... B-20
Net Asset Value........................................................... B-21
Tax Matters............................................................... B-22
Performance Information................................................... B-25
Additional Information on the Purchase and Redemption of Fund Shares and
 Shareholder Programs..................................................... B-31
Distribution and Service Plan............................................. B-45
Independent Public Accountants, Custodian and Transfer Agent.............. B-47
Financial Information..................................................... B-47
General Trust Information................................................. B-47
Appendix A--Ratings of Investments........................................ A-1

  The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report and are incorporated herein by reference. The Annual Report accompanies this Statement of Additional Information.

GENERAL INFORMATION

  Nuveen Rittenhouse Growth Fund (the "Fund") is a series of Nuveen Investment Trust II (the "Trust"), an open-end diversified management series investment company organized as a Massachusetts business trust on June 27, 1997. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, the Fund is the only series of the Trust authorized and outstanding.

  Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT RESTRICTIONS

  The investment objective and certain fundamental investment policies of the Fund are described in the Fund's Prospectus. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the
Fund:

    (1) With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

    (2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

    (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

    (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

    (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

    (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

    (7) Issue senior securities, except as permitted under the Investment Company Act of 1940.

    (8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

  Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

  The foregoing fundamental investment policies, together with the investment objective of the Fund, and certain other policies specifically identified in the prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

    (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

    (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

    (3) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940.

    (4) Enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by such instruments or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

    (5) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

    (6) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (7) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

INVESTMENT POLICIES AND TECHNIQUES

  The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the Prospectus.

EQUITY SECURITIES

  Under normal market conditions, the Fund invests primarily in equity securities of blue chip companies ("Equity Securities"). Equity Securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; and other securities with equity characteristics. The Fund expects to be substantially fully invested in Equity Securities under normal market conditions, and will invest at least 65% of its total assets in Equity Securities which do not include warrants or rights to purchase common stock.

  Convertible securities must be rated A or higher by Moody's Investors Service ("Moody's"), Standard & Poor's ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch IBCA, Inc. ("Fitch") when purchased. A general description of ratings may be found in Appendix A.

  In addition, the Fund may invest up to 15% of its net assets in equity securities of foreign issuers, either directly in U.S. market-traded securities of those issuers or indirectly through investments in American Depositary Receipts ("ADRs") or other instruments denominated in U.S. dollars, as described in "Securities of Foreign Issuers" below.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

 Short-Term Taxable Fixed Income Securities

  For temporary defensive purposes and to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities. Cash equivalents and short-term fixed income securities must be from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or A- or higher by D&P, and must have a maturity of one year or less. Such securities include, without limitation, the following:

    (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
  (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

    (2) Certificates of Deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the dated specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

    (3) Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

    (4) Repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Rittenhouse Financial Services, Inc. ("Rittenhouse") monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Rittenhouse does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

    (5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

    (6) Commercial paper rated A-1 or better by S&P, Prime-1 or better by Moody's, Duff 2 or higher by D&P or Fitch 2 or higher by Fitch. Commercial paper are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. Rittenhouse will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of Rittenhouse, of comparable quality.

HEDGING STRATEGIES

 General Description of Hedging Strategies

  The Fund may engage in hedging activities. Rittenhouse may cause the Fund to utilize a variety of financial instruments, including options, forward contracts, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the Fund's holdings.

 Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for the Fund to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

 General Limitations on Futures and Options Transactions

  The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section
4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for the Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. The Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's net assets. In addition, the Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

  The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

 Asset Coverage for Futures and Options Positions

  The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

 Stock Index Options

  The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

  A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

  The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of Rittenhouse to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

  The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

 Certain Considerations Regarding Options

  There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

  The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

 Federal Income Tax Treatment of Options

  Certain option transactions have special federal income tax results for the Fund. Expiration of a call option written by the Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

  If the Fund writes options, or purchases puts that are subject to the loss deferral rules of Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

  In the case of transactions involving "nonequity options," as defined in Code
Section 1256, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the Standard & Poor's 500 index would be "nonequity options" within the meaning of Code Section 1256.

 Futures Contracts

  The Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

  An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

  Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

  If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on their margin deposits.

  Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

  Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

  There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

  A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

 Options on Futures

  The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

  The Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

  As with investments in Futures Contracts, the Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Funds will set aside in a segregated account at the Funds' custodian assets equal in value to the amount due on the underlying obligation. Such segregated assets will be marked to market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

  The risks associated with the use of options on Futures Contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on Futures Contracts depends on Rittenhouse's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

 Federal Income Tax Treatment of Futures Contracts

  For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year, as well as gains and losses actually realized during the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction not classified as a "mixed straddle," the recognition of losses may be required to be deferred to a later taxable year.

  Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

  The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

 Risks and Special Considerations Concerning Derivatives

  The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described in the sections that follow.

  (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

  (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterpart to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only within counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

  (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

  (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts to make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

  (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

  (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

OTHER INVESTMENT POLICIES AND TECHNIQUES

 Illiquid Securities

  The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to Rittenhouse the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed Rittenhouse to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

 Short Sales Against the Box

  When Rittenhouse believes that the price of a particular security held by the Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will limit its transactions in short sales against the box to 5% of its net assets. If, for example, the Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. The Fund may also be required to pay a premium for short sales which would partially offset any gain.

 Warrants

  The Fund may invest in warrants. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities. The Fund does not intend to invest more than 5% of its net assets in warrants.

 When-Issued Securities

  The Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

  The Fund will segregate and maintain assets equal in value to commitments for when-issued securities. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the securities held in the segregated account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

 Securities of Foreign Issuers

  The Fund may invest up to 15% of its net assets in equity securities of foreign issuers, either directly in equity securities of those issuers traded in U.S. securities markets, or indirectly in American Depositary Receipts ("ADRs") or other instruments denominated in U.S. dollars that permit indirect investment in foreign securities. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. Neither U.S. exchange listing or Nasdaq quotation nor ADRs eliminate all the risks inherent in investing in foreign issuers, such as changes in foreign currency exchange rates. However, by investing in securities of foreign issuers traded in U.S. securities markets and ADRs, rather than directly in foreign issuers' stock traded in foreign markets, the Fund avoids currency risks during the settlement period. The foreign issuers in which the Fund invests are generally large-capitalization companies having characteristics similar to those the Fund seeks in investments in U.S. issuers listed on U.S. exchanges.

  Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

  Some ADRs may not be sponsored by the issuer. ADRs are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

 Portfolio Turnover

  The Fund anticipates that its annual portfolio turnover rate will be between 20% and 30% under normal market conditions, and will generally not exceed 50%.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is six, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and four of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

                                     POSITION AND        PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS            AGE  OFFICES WITH TRUST    DURING PAST FIVE YEARS
 ----------------            ---  ------------------    ----------------------
 Anthony T. Dean*            53  Chairman              President since July 1,
  333 W. Wacker Drive             and Trustee           1996 of The John Nuveen
  Chicago, IL 60606                                     Company, John Nuveen &
                                                        Co. Incorporated,
                                                        Nuveen Advisory Corp.
                                                        and Nuveen
                                                        Institutional Advisory
                                                        Corp.; prior thereto,
                                                        Executive Vice
                                                        President and Director
                                                        of The John Nuveen
                                                        Company, John Nuveen &
                                                        Co. Incorporated,
                                                        Nuveen Advisory Corp.
                                                        and Nuveen
                                                        Institutional Advisory
                                                        Corp.; President and
                                                        Director (since January
                                                        1997) of Nuveen Asset
                                                        Management, Inc.;
                                                        Chairman and Director
                                                        (since 1997) of
                                                        Rittenhouse Financial
                                                        Services, Inc.
 Timothy R. Schwertfeger*    49  President and Trustee Chairman since July 1,
  333 W. Wacker Drive                                   1996 of The John Nuveen
  Chicago, IL 60606                                     Company, John Nuveen &
                                                        Co. Incorporated,
                                                        Nuveen Advisory Corp.
                                                        and Nuveen
                                                        Institutional Advisory
                                                        Corp.; prior thereto
                                                        Executive Vice
                                                        President and Director
                                                        of The John Nuveen
                                                        Company, John Nuveen &
                                                        Co. Incorporated,
                                                        Nuveen Advisory Corp.
                                                        and Nuveen
                                                        Institutional Advisory
                                                        Corp.; Chairman and
                                                        Director (since January
                                                        1997) of Nuveen Asset
                                                        Management, Inc.;
                                                        Director (since 1996)
                                                        of Institutional
                                                        Capital Corporation.
 James E. Bacon              67  Trustee               Business consultant;
  114 W. 4th Street                                     Director of Lone Star
  New York, NY 10036                                    Industries, Inc.
                                                        (cement); retired.
 William L. Kissick          66  Trustee               Professor, School of
  University of Pennsylvania                            Medicine and the
  224 NEB/2L                                            Wharton School of
  Philadelphia, PA 19104                                Management and
                                                        Chairman, Leonard Davis
                                                        Institute of Health
                                                        Economics, University
                                                        of Pennsylvania.
 Thomas E. Leafstrand        66  Trustee               Retired; previously Vice
  412 W. Franklin                                       President in charge of
  Wheaton, IL 60187                                     Municipal Underwriting
                                                        and Dealer Sales at The
                                                        Northern Trust Company.
 Sheila W. Wellington        66  Trustee               President (since 1993)
  250 Park Avenue                                       of Catalyst (a not-for-
  New York, NY 10003                                    profit organization
                                                        focusing on women's
                                                        leadership development
                                                        in business and the
                                                        professions).
 Alan G. Berkshire           37  Vice President and    Vice President and
  333 West Wacker Drive           Assistant Secretary   General Counsel (since
  Chicago, IL 60606                                     September 1997) and
                                                        Secretary (since May
                                                        1998) of The John
                                                        Nuveen Company, John
                                                        Nuveen & Co.
                                                        Incorporated, Nuveen
                                                        Advisory Corp. and
                                                        Nuveen Institutional
                                                        Advisory Corp.; prior
                                                        thereto, Partner in the
                                                        law firm of Kirkland &
                                                        Ellis.

                                POSITION AND         PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS       AGE  OFFICES WITH TRUST      DURING PAST FIVE YEARS
 ----------------       ---  ------------------      ----------------------
 Lorna C. Ferguson      53  Vice President       Vice President of John Nuveen
  333 West Wacker Drive                           & Co. Incorporated; Vice
  Chicago, IL 60606                               President (since January
                                                  1998) of Nuveen Advisory
                                                  Corp. and Nuveen
                                                  Institutional Advisory Corp.
 Stephen D. Foy         44  Vice President and   Vice President of John Nuveen
  333 West Wacker Drive      Controller           & Co. Incorporated.
  Chicago, IL 60606
 Larry W. Martin        47  Vice President and   Vice President, Assistant
  333 West Wacker Drive      Assistant Secretary  Secretary and Assistant
  Chicago, IL 60606                               General Counsel of John
                                                  Nuveen & Co. Incorporated;
                                                  Vice President and Assistant
                                                  Secretary of Nuveen Advisory
                                                  Corp. and Nuveen
                                                  Institutional Advisory
                                                  Corp.; Assistant Secretary
                                                  of The John Nuveen Company.
 Edward F. Neild, IV    33  Vice President       Vice President (since
  333 West Wacker Drive                           September 1996), previously
  Chicago, IL 60606                               Assistant Vice President
                                                  (since December 1993) of
                                                  Nuveen Advisory Corp.,
                                                  Portfolio Manager prior
                                                  thereto; Vice President
                                                  (since September 1996),
                                                  previously Assistant Vice
                                                  President (since May 1995)
                                                  of Nuveen Institutional
                                                  Advisory Corp., Portfolio
                                                  Manager prior thereto;
                                                  Chartered Financial Analyst.
 Stuart W. Rogers       42  Vice President       Vice President of John Nuveen
  333 West Wacker Drive                           & Co. Incorporated.
  Chicago, IL 60606
 H. William Stabenow    64  Vice President and   Vice President and Treasurer
  333 West Wacker Drive      Treasurer            of The John Nuveen Company,
  Chicago, IL 60606                               John Nuveen & Co.
                                                  Incorporated, Nuveen
                                                  Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.
 William S. Swanson     32  Vice President       Vice President of John Nuveen
  333 West Wacker Drive                           & Co. Incorporated (since
  Chicago, IL 60606                               October 1997), prior
                                                  thereto, Assistant Vice
                                                  President (since September
                                                  1996); formerly Associate of
                                                  John Nuveen & Co.
                                                  Incorporated; Chartered
                                                  Financial Analyst.
 Gifford R. Zimmerman   42  Vice President and   Vice President, Assistant
  333 West Wacker Drive      Secretary            Secretary and Associate
  Chicago, IL 60606                               General Counsel, previously
                                                  Assistant General Counsel of
                                                  John Nuveen & Co.
                                                  Incorporated; Vice President
                                                  and Assistant Secretary of
                                                  Nuveen Advisory Corp. and
                                                  Nuveen Institutional
                                                  Advisory Corp.; Chartered
                                                  Financial Analyst.

  Anthony T. Dean, Thomas E. Leafstrand and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are trustees of eleven open-end and closed-end funds advised by NIAC.

  Mr. Dean and Mr. Schwertfeger are also directors or trustees, as the case may be, of 89 Nuveen open-end funds and closed-end funds advised by Nuveen Advisory Corp.

  The following table sets forth compensation estimated to be paid by the Trust to each of the trustees who are not designated "interested persons" during the Trust's fiscal year ending July 31, 1999. The Trust has no retirement or pension plans as of the date of this Statement of Additional Information. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                       TOTAL
                                                                    COMPENSATION
                                                                     FROM TRUST
                                                        AGGREGATE     AND FUND
                                                       COMPENSATION   COMPLEX
                                                         FROM THE     PAID TO
      NAME OF TRUSTEE                                     TRUST*     TRUSTEES**
      ---------------                                  ------------ ------------
      James E. Bacon..................................   $ 3,304      $ 29,500
      William L. Kissick..............................   $ 3,305      $ 29,500
      Thomas E. Leafstrand............................   $ 3,526      $ 32,000
      Sheila W. Wellington............................   $ 3,304      $ 29,500
                                                         -------      --------
          Total.......................................   $13,439      $120,500
                                                         =======      ========

   *The Fund only recently commenced operations and has not yet completed its first full year. The estimated compensation to be paid by the Fund to independent trustees for the current fiscal year is a pro rata portion of the total compensation to be paid by the Fund and the Fund Complex to the independent trustees based upon the estimated relative net asset value of the Fund as compared to the Fund Complex.
  **Based on the compensation paid to the independent trustees for the one year period ended July 31, 1998 for services to the 10 open-end and closed-end funds advised by NIAC.

  Each trustee who is not affiliated with NIAC receives a $20,000 annual retainer for serving as a director or trustee of all funds for which NIAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $500 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day which no regular Board meeting is held and a $100 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. Effective January 1, 1999, each trustee who is not affiliated with NIAC will receive a $35,000 annual retainer for serving as a director or trustee of all funds for which NIAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance in person or by telephone at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day which no regular Board meeting is held, a $200 fee per day plus expenses for attendance in person or by telephone at a meeting of the Dividend Committee, and a $100 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee. The annual retainer, fees and expenses are allocated among the funds for which NIAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by NIAC or Nuveen.

  As of November 10, 1998, the officers and directors of the Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who, as of November 10, 1998, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of the Fund's shares.

                                                                      PERCENTAGE
                                                                      OF RECORD
      NAME CLASS                      NAME AND ADDRESS OF OWNER       OWNERSHIP
      ----------                ------------------------------------- ----------
      Class R Shares........... George W. Connell                       75.74
                                121 Cheswold Ln
                                Havenford Pa 19041-1801
                                American Express Trust Co                6.22
                                Amer Exp Trust Ret Ser Pl
                                U/A 07/01/89
                                c/o Nancy Jendro
                                PO Box 534
                                Minneapolis, MN 55440-0534
      Class A Shares........... Merrill Lynch, Pierce, Fenner & Smith   37.77
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
      Class B Shares........... Merrill Lynch, Pierce, Fenner & Smith   47.27
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
      Class C Shares........... Merrill Lynch, Pierce, Fenner & Smith   58.86
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484

FUND MANAGER AND PORTFOLIO MANAGER

  Fund Manager. NIAC acts as the manager of the Fund, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. NIAC has entered into a Sub-Advisory Agreement with Rittenhouse under which Rittenhouse, subject to NIAC's supervision, manages the Fund's investment portfolio. NIAC is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund.

  NIAC is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), which is also the principal underwriter of the Fund's shares. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, and is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and defined portfolios. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

  For the fund management services and facilities furnished by NIAC, the Fund has agreed to pay an annual management fee at rates set forth in the Prospectus under "Management Fees." All fees and expenses are accrued daily and deducted before payment of dividends to investors. In addition to the fee paid to NIAC and the distribution and service fees paid to Nuveen, the Fund is responsible for its own expenses that are not covered under such agreements, including, without limitation: custodial, transfer agent, accounting and legal fees; interest charges; brokerage commissions; organizational expenses; extraordinary expenses and the Trust's general administrative expenses. NIAC agreed to waive all or a portion of its management fee or reimburse certain expenses of the Fund for the fiscal years ended July 31, 1998 and July 31, 1999 in order to prevent total annual operating expenses (excluding distribution or service fees, and extraordinary expenses) from exceeding 1.10% of the average daily net asset value of any class of shares of the Fund. Accordingly, for the period from inception (December 31, 1997) through the fiscal year ended July 31, 1998, the Fund paid management fees net of expense reimbursements of $515,670. During this same period, NIAC waived fees and reimbursed expenses of $48,782 to the Fund.

  Sub-Adviser. Rittenhouse is an institutional investment management firm based in Radnor, Pennsylvania with over 19 years of experience and approximately $12 billion in assets under management as of October 31, 1998. Rittenhouse is a wholly-owned subsidiary of The John Nuveen Company. Under the Sub-Advisory Agreement, Rittenhouse is compensated by NIAC for its investment advisory services to the Fund.

  Out of the fund management fee, NIAC pays Rittenhouse a portfolio management fee based on the average daily net asset value of the Fund at an annual rate as set forth below:

                                                                  PORTFOLIO
      AVERAGE DAILY NET ASSET VALUE                               MANAGEMENT FEE
      -----------------------------                               --------------
      For the first $500 million.................................   .35% of 1%
      For assets over $500 million...............................   .30% of 1%

  Rittenhouse provides continuous advice and recommendations concerning the Fund's investments, and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, Rittenhouse seeks to obtain the best net result for the Fund. Rittenhouse also serves as investment adviser to pension and profit-sharing plans, and other institutional and private investors. For the period from inception (December 31, 1997) through the fiscal year ended July 31, 1998, NIAC paid Rittenhouse for its services to the Fund $233,038.

PORTFOLIO TRANSACTIONS

  Rittenhouse is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Rittenhouse to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, Rittenhouse considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund's shares.

  Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

  In light of the above, in selecting brokers, Rittenhouse considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Rittenhouse determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Rittenhouse or the Fund. Rittenhouse believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to NIAC under the Management Agreement or the subadvisory fees paid by NIAC to Rittenhouse under the Sub-Advisory Agreement are not reduced as a result of receipt by either NIAC or Rittenhouse of research services.

  Rittenhouse places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Fund effects its securities transactions may be used by Rittenhouse in servicing all of its accounts; not all of such services may be used by Rittenhouse in connection with the Fund. Rittenhouse believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Rittenhouse believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. Rittenhouse seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by Rittenhouse are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

  For the period from inception (December 31, 1997) through the fiscal year ended July 31, 1998, the Fund paid $170,160 in brokerage commissions. During this same period, the Fund paid to brokers as commissions in return for research services $170,160 and the aggregate amount of those transactions on which such commissions were paid was $202,041,315.

  Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  The Fund's net asset value per share is determined separately for each class as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Martin Luther King's birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class is calculated by taking the fair value of the pro rata portion of the Fund's total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to the class (including the class's pro rata portion of the Fund's liabilities), and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class.

  In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Fixed income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

TAX MATTERS

  The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.

  As described in the Prospectus, the Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund (i) must elect to be treated as a regulated investment company and (ii) for each taxable year thereafter must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its short-term capital loss) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). In addition, to the extent the Fund timely distributes to shareholders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies." The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to federal income tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of such includable gains and the tax deemed paid by such shareholders in respect of such shares. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution and will be subject to federal income tax to the extent it is a distribution of ordinary income or capital gain.

  In any taxable year of the Fund, distributions from the Fund, other than distributions which are designated as capital gains dividends, will to the extent of the earnings and profits on the Fund constitute dividends for Federal income tax purposes which are taxable as ordinary income to shareholders. To the extent that distributions to a shareholder in any year exceed the Fund's current and accumulated earnings and profits, they will be treated as a return of capital and will reduce the shareholder's basis in his or her shares and, to the extent that they exceed his or her basis, will be treated as gain from the sale of such shares as discussed below. Distributions of the Fund's net capital gain which are properly designated as capital gain dividends by the Fund will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shares have been held by a shareholder. Distributions will be taxed in the manner described (i.e., as ordinary income, long-term capital gain, return of capital or exempt-interest dividends) even if reinvested in additional shares of the Fund.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

  The redemption or exchange of the shares of the Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the share. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.

  In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Shareholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in shares of the Fund.

  Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by the Fund as long as the shares of the Fund are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the shares of the Fund are held by fewer than 500 persons, additional taxable income may be realized by the individual (and other non-corporate) shareholders in excess of the distributions received from the Fund.

  All or a portion of a sales load paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without payment of a sales load or with the payment of a reduced sales load pursuant to the reinvestment or exchange privilege. Any disregarded portion of such load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (and, in certain cases, capital gains dividends) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.

  A corporate shareholder may be entitled to a 70% dividends received deduction with respect to any portion of such shareholder's ordinary income dividends which are attributable to dividends received by the Fund on certain Equity Securities (other than corporate shareholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). The Fund will designate the portion of any taxable dividend which is eligible for this deduction. However, a corporate shareholder should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Shares of the Fund) must generally be held at least 46 days (as determined under, and during the period specified in, Section 246(c) of the Code). Regulations have been issued which address special rules that must be considered in determining whether the 46 day holding requirement is met. Moreover, the allowable percentage of the deduction will generally be reduced from 70% if a corporate shareholder owns Shares of the Fund the financing of which is directly attributable to indebtedness incurred by such corporation. It should be noted that various legislative proposals that would affect the dividends received deduction have been introduced. To the extent dividends received by the Fund are attributable to foreign corporations, a corporate shareholder will not be entitled to the dividends received deduction with respect to its share of such foreign dividends since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. It should be noted that payments to the Fund of dividends on Equity Securities that are attributable to foreign corporations may be subject to foreign withholding taxes. Corporate shareholders should consult with their tax advisers with respect to the limitations on, and possible modifications to, the dividends received deduction.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the federal income taxation of the Fund and its shareholders and relates only to the federal income tax status of the Fund and to the tax treatment of distributions by the Fund to United States shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its shareholders, as well as with respect to foreign, state and local tax consequences of ownership of Fund shares.

PERFORMANCE INFORMATION

  The Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                                    a-b
                           Yield=2[(--- +1)/6/-1]
                                    cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.25%.

  In computing yield, the Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in the Fund's financial statements.

                                      YIELD (AS OF 7/31/98)
                         --------------------------------------------------
                         CLASS A  CLASS B  CLASS C  CLASS R
                         -------  -------  -------  -------
                          1998     1998     1998     1998
                         -------  -------  -------  -------
Nuveen Rittenhouse
 Growth Fund............  (.11)%   (.89)%   (.89)%    .14%

  The Fund may from time to time in its advertising and sales materials report a quotation of its current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. The distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Fund, and assuming the imposition of the maximum sales charge for Class A Shares of 5.25%, was as follows:

                         DISTRIBUTION RATES (AS OF 7/31/98)
                         -----------------------------------
                         CLASS A   CLASS B  CLASS C  CLASS R
                         -------   -------  -------  -------
                          1998      1998      1998     1998
                         -------   -------  -------  -------
Nuveen Rittenhouse
 Growth Fund............  0.00%     0.00%     0.00%    0.00%

  The Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of returns) relative to the overall market, i.e. the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as variable as overall market returns. The beta of the overall market is by definition 1.00.

The formula for beta is given by:

    Beta = [EPSILON] A * B/C

  where

    A = (Xi - X), i = 1,..., N
    B = (Yi - Y), i =1,..., N
    C = [EPSILON] (Xi - X)/2/, i = 1,..., N
    Xi = Security Return in period i
    Yi = Market Return in period i
    X = Average of all observations Xi
    Y = Average of all observations Yi
    N = Number of observations in the measurement period

  The beta for the Fund on July 31, 1998, was 1.20. The beta equals the weighted average of the betas for each stock in the Fund's investment portfolio. The beta for each stock in the Fund's portfolio was calculated based on weekly returns for the three-year period ended July 31, 1998 and using the S&P 500 Index as the market benchmark.

  All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund.

  The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical,

$1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges.

  From time to time, the Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, the Fund may compare its risk level, as measured by the variability of its periodic returns, or its RISK-ADJUSTED TOTAL RETURN, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

  The risk level for a class of shares of the Fund, and any of the other investments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the investment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indicate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

  THE RISK-ADJUSTED TOTAL RETURN for a class of shares of the Fund and for other investments over a specified period would be evaluated by dividing (a) the remainder of the investment's annualized two-year total return minus the annualized total return of an investment in Treasury bill securities (essentially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes referred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

  Class A Shares of the Fund are sold at net asset value plus a current maximum sales charge of 5.25% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Fund will fluctuate. Factors affecting the performance of the Fund include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index or unmanaged indices reported by Lehman Brothers. Performance comparisons by these indices services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Fund for any future period.

  The Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indices and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

 Nuveen Rittenhouse Growth Fund

  The Fund commenced operations on December 31, 1997. The table below represents the investment returns for the specified periods on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B and Class C shares incude the effect of the applicable Contingent Deferred Sales Charge ("CDSC").

                          NUVEEN RITTENHOUSE GROWTH FUND
      -----------------------------------------------------------------------
                                                                CUMULATIVE
                                                               -------------
                                                                 12/31/97
                                                               (INCEPTION)--
                                                               JULY 31, 1998
                                                               -------------
      Class ANAV..............................................    13.75%
      Class APOP..............................................     7.77%
      Class B+................................................     9.30%
      Class C++...............................................    13.35%
      Class R.................................................    13.95%

--------
+The total return figures for Class B shares take into account a 5.00% CDSC. ++The total return figures for Class C shares take into account a 1.00% CDSC.

 Rittenhouse's Performance Record

  The table below presents annual investment returns for the Rittenhouse Blended Equity Composite between January 1, 1983 (inception) and December 31, 1997 and the return for the first half of 1998. The Rittenhouse Blended Equity Composite represents the composite performance of the 9,437 managed accounts totalling approximately $4.3 billion as of June 30, 1998 for which Rittenhouse serves as investment adviser and that have the same investment objectives and policies as the Fund.

                                      ANNUAL TOTAL RETURNS FOR THE YEAR ENDING DECEMBER 31,
                         1/1/98-  -------------------------------------------------------------
                         6/30-/98  1997   1996   1995   1994   1993  1992   1991   1990   1989
                         -------- ------ ------ ------ ------ ------ ----- ------ ------ ------
Rittenhouse (Gross).....  18.44   38.06% 18.97% 38.66%  2.60%  2.87% 5.66% 35.22%  1.64% 33.84%
Rittenhouse (Net).......  17.67   36.25% 17.36% 36.86%  1.16%  1.43% 4.18% 33.45%  0.20% 32.08%
S&P 500.................  17.71   33.36% 22.96% 37.59%  1.32% 10.08% 7.61% 30.47% -3.11% 31.69%
Lipper Growth Fund
 Index..................  15.57   28.05% 17.52% 32.65% -1.57% 11.97% 7.63% 36.32% -5.41% 27.46%

                           ANNUAL TOTAL RETURNS FOR THE YEAR ENDING DECEMBER 31,
                         ----------------------------------------------------------
                           1988      1987     1986      1985      1984      1983
                         --------- -------- --------- --------- --------- ---------
Rittenhouse (Gross).....    18.90%    4.98%    23.43%    38.89%    13.40%    28.48%
Rittenhouse (Net).......    17.29%    3.50%    21.77%    37.07%    11.85%    26.77%
S&P 500.................    16.61%    5.25%    18.65%    31.71%     6.27%    22.56%
Lipper Growth Fund
 Index..................    14.13%    3.26%    15.59%    30.14%    -3.59%    21.33%

  The gross performance results of the Rittenhouse Blended Equity Composite reflect the investment performance of the composite before deduction of any investment advisory fees or other expenses. The net performance results of the Rittenhouse Blended Equity Composite reflect the deduction of the annual operating expenses (without waiver or reimbursement) for Class A shares of the Fund, as summarized in the What are the Costs of Investing? section of the Prospectus. Composite returns for 1998 are unaudited and subject to change. The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a widely-recognized, unmanaged index of common stock prices. S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The current Lipper Growth Fund Index reflects the average returns with dividends reinvested of the 30 largest funds in the Lipper Growth Fund Objective. Of the 1,012 funds in the Lipper Growth Fund Objective as of June 30, 1998, there were 884, 338 and 181 funds, respectively, with 1-, 5- and 10-year performance records, and 109 funds with records extending from composite inception on January 1, 1983 through June 30, 1998. The returns of the Lipper Growth Fund Index do not include the effect of any sales charges that an investor will incur by purchasing the funds in the Lipper Growth Fund Objective directly. There can be no assurance that the Fund's future performance will be comparable to that shown above.

  THE INFORMATION SHOWN REFLECTS THE PAST PERFORMANCE ACHIEVED BY RITTENHOUSE IN MANAGING ITS SEPARATE ACCOUNTS, AND DOES NOT REFLECT PAST PERFORMANCE OF THE FUND. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

 The Effect of Taxes on Total Return

  The effect of taxes on the total return of an investment is an important consideration for investors. The Fund is designed for investors seeking a tax-efficient way to build and sustain wealth. The Fund has adopted certain investment policies that are designed to reduce taxable distributions, with a view toward enhancing the Fund's after-tax returns. Becuase the Fund generally invests in stocks with low dividend yields, the Fund expects to distribute relatively little, if any, taxable dividend income.

  The chart below shows how taxes can erode an investor's returns over time. The illustration assumes that the hypothetical investor is subject to a 31% federal tax rate on income and a 20% federal tax rate on realized capital gains. As stated in the chart, a before-tax return of 15%--2% income, 3.25% in unrealized gains and 9.75% in realized gains--would be equivalent to, on an after-tax basis, a 12.43% return. Accordingly, this investor would lose 2.57% to taxes. This example is for illustrative purposes only and does not represent the actual or future performance of the Fund or any other investment product.

                                          BEFORE TAX AFTER TAX LOSS DUE TO TAXES
Income...................................    2.00%     1.38%         0.62%
Realized Gains...........................    9.75%     7.80%         1.95%
Unrealized Gains.........................    3.25%     3.25%          --
                                            ------    ------         ----
Total Return.............................   15.00%    12.43%         2.57%
                                            ------    ------         ----

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

  As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares,
(iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares,
(vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

INITIAL AND SUBSEQUENT PURCHASES OF SHARES

  You may buy Fund shares through Authorized Dealers or by calling or directing your financial adviser to call Nuveen Investor Services toll-free at 800-257-8787. You may pay for your purchase by Federal Reserve draft or by check made payable to "[Your Fund], Class [A], [B], [C], [R]," delivered to the financial adviser through whom the investment is to be made for forwarding to Nuveen Investor Services. When making your initial investment, you must also furnish the information necessary to establish your Fund account by completing and enclosing with your payment the application form attached to the Prospectus (the "Application Form"). After your initial investment, you may make subsequent purchases at any time by forwarding to your financial adviser or Nuveen Investor Services a check, in the amount of your purchase, made payable to "[Your Fund], Class [A], [B], [C], [R]," and indicating on the check your account number. All payments need to be in U.S. dollars and should be sent directly to Nuveen Investor Services at P.O. Box 5186, Bowling Green Station, New York, NY 10004-5186. A check drawn on a foreign bank or payable other than to the order of your Fund generally will not be acceptable. You may also wire Federal Funds directly to Nuveen Investor Services, but you may be charged a fee for this. For instructions on how to make Fund purchases by wire transfer, call Nuveen toll-free at 800-257-8787.

Purchase Price

  The price at which you purchase a class of Fund shares is based on the next calculation of the net asset value for that share class after the order is placed. The net asset value per share of each share class is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business. See "Net Asset Value," for a description of how net asset value is calculated.

Minimum Investment Requirements

  The minimum initial investment is $3,000 per share class ($1,000 for a Traditional/Roth IRA Account; $500 for an Education IRA Account), and $500 for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account. Additional purchases may be in amounts of $50 or more. These minimums may be changed at any time by a Fund. There are exceptions to these minimums for shareholders who qualify under reinvestment programs.

SYSTEMATIC INVESTMENT PROGRAMS

  The Fund offers you several opportunities to capture the benefits of "dollar cost averaging" through systematic investment programs. In a regularly followed dollar cost averaging program, you would purchase more shares when Fund share prices are lower and fewer shares when Fund share prices are higher, so that the average price paid for Fund shares is less than the average price of the Fund shares over the same time period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in declining as well as rising markets before deciding to invest in this way. Each Fund offers two different types of systematic investment programs:

Systematic Investment Plan

  Once you have established a Fund account, you may make regular investments in an amount of $50 or more each month by authorizing Nuveen Investor Services to draw preauthorized checks on your bank account. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made in connection with this Plan, and there is no cost to the Fund. To obtain an application form for the Systematic Investment Plan, check the applicable box on the Application Form or call Nuveen Investor Services toll-free at 800-257-8787.

Payroll Direct Deposit Plan

  Once you have established a Fund account, you may, with your employer's consent, make regular investments in Fund shares of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made for this Plan, and there is no cost to the Fund. To obtain an application form for the Payroll Direct Deposit Plan, check the applicable box on the Application Form or call Nuveen Investor Services toll-free at 800-257-8787.

CLASS A SHARES

  You may purchase Class A Shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of
 .25%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase on July 31, 1998 of Class A shares from the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class
A shares.

                                                                     NUVEEN
                                                                     RITTENHOUSE
                                                                     GROWTH FUND
                                                                     -----------
      Net Asset Value per share....................................   $   22.75
      Per Share Sales Charge--5.25% of public offering price (5.54%
       of net asset value per share)...............................   $    1.26
      Per Share Offering Price to the Public.......................   $   24.01
      Shares Outstanding (as of July 31, 1998).....................   1,894,035

  The Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

  Certain commercial banks may make Class A Shares of the Fund available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES AND CLASS R SHARE PURCHASE AVAILABILITY

Rights of Accumulation

  You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund or of another Nuveen Mutual Fund or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A sales charges and commissions table in "How to Choose a Share Class" in the Fund's Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of the Fund that you wish to qualify for a reduced sales charge.

Letter of Intent

  You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How to Choose a Share Class" in the Fund's Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next

13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of the Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

Reinvestment of Nuveen Defined Portfolio Distributions

  You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various defined portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

Group Purchase Programs

  If you are a member of a qualified group, you may purchase Class A Shares of the Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A Shares of the Fund or portfolio for each participant in the program is $3,000 and the minimum monthly investment in Class A Shares of the Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by the Fund will be reinvested in additional Class A Shares of the Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen Investor Services toll-free at 800-257-8787.

Reinvestment of Redemption Proceeds from Unaffiliated Funds

  You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares

  Class A Shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

  .  investors purchasing $1,000,000 or more;

  . officers, trustees and former trustees of the Trust or any Nuveen-spon-sored registered investment company;

  . bona fide, full-time and retired employees of Nuveen, Rittenhouse, or Rittenhouse Trust Company ("RTC"), any parent company of Nuveen, and subsidiaries of those companies, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . any eligible employer-sponsored qualified defined contribution retire-ment plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to pur-chase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million.

  For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of the Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.

  In determining the amount of your purchases of Class A Shares of the Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class R Share Purchase Eligibility

  Class R Shares are available for purchases of $2.5 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pension, profit-sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:

  . officers, trustees and former trustees of the Trust or any Nuveen-spon-sored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent com-pany of Nuveen and subsidiaries thereof and their immediate family mem-bers;

  . bona fide, full-time and retired employees of Nuveen, Rittenhouse or RTC, any parent company of Nuveen, and subsidiaries of those companies, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices;

  . any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

  In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of the Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).

  The reduced sales charge programs may be modified or discontinued by the Funds at any time. To encourage their participation, the Fund waives the sales charge on Class A Shares and offers Class R Shares to trustees and officers of the Trust and other affiliated persons of the Trust and Nuveen as noted above.

  If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

  For more information about the purchase of Class A Shares or reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

CLASS B SHARES

  You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee of .75% to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with ongoing financial advice and other account services.

  You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

  Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

  Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

CLASS C SHARES

  You may purchase Class C Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for its costs in connection with the sale of Class C Shares. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents a sales commission of .75% plus an advance on the first year's annual service fee of .25%. See "Distribution and Service Plan."

  Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

REDUCTION OR ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

  Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A Shares purchased at net asset value because the purchase amount equaled or exceeded $1 million or pursuant to an eligible employer-sponsored defined contribution plan described above, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A, Class B or Class C shares subject to a CDSC are exchanged for shares of a

Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market fund shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 12% annually of the current market value; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund's shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; and (vii) redemptions in connection with the exercise of the Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of the Fund.

  In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59; and (ii) for redemptions to satisfy required minimum distributions after age 70 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

SHAREHOLDER PROGRAMS

Exchange Privilege

  You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value without a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of the Fund at the public offering price. If, however, a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of the Fund at net asset value. All shares may be exchanged for shares of any Nuveen money market fund.

  If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

  The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

  The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.

Reinstatement Privilege

  If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Fund DirectSM

  You can use Fund Direct to link your fund account to your account at a bank or other financial institution. Fund Direct enables you to transfer money electronically between these accounts and perform a variety of account transactions. These include purchasing shares by telephone, investing through a Systematic Investment Plan, and sending dividends, distributions, redemption payments or Systematic Withdrawal Plan payments directly to your bank account. Please refer to the Application Form for details, or call Nuveen Investor Services at 800-257-8787 for more information.

  Fund Direct privileges may be requested via an application you obtain by calling 800-257-8787. Fund Direct privileges will apply to each shareholder listed in the registration on your account as well as to your Authorized Dealer representative of record unless and until Nuveen Investor Services receives written instructions terminating or changing those privileges. After you establish Fund Direct for your account, any change of bank account information must be made by signature-guaranteed instructions to Nuveen Investor Services signed by all shareholders who own the account.

  Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call Nuveen Investor Services at 800-257-8787. The purchase payment will be debited from your bank account.

REDEMPTION

  You may redeem shares by sending a written request for redemption directly to the Fund, c/o, Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, New York 10274-5186, accompanied by duly endorsed certificates, if issued. Requests for redemption and share certificates, if issued, must be signed by each shareholder and, if the redemption proceeds exceed $50,000 or are payable other than to the shareholder of record at the address of record (which address may not have changed in the preceding 60 days), the signature must be guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You will receive payment based on the net asset value per share next determined after receipt by the Fund of a properly executed redemption request in proper form. A check for the redemption proceeds will be mailed to you within seven days after receipt of your redemption request. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. However, if any shares to be redeemed were purchased by check within 15 days prior to the date the redemption request is received, the Fund will not mail the redemption proceeds until the check received for the purchase of shares has cleared, which may take up to 15 days.

Telephone and Electronic Redemptions

  If you have authorized telephone redemption and your account address has not changed within the last 60 days, you can redeem shares that are held in non-certificate form by calling Nuveen Investor Services at 800-257-8787. While you or anyone authorized by you may make telephone redemption requests, redemption checks will be issued only in the name of the shareholder of record and will be mailed to the address of record. If your telephone request is received prior to 4:00 p.m. eastern time, the redemption check will normally be mailed the next business day. For requests received after 4:00 p.m. eastern time, the redemption will be effected at 4:00 p.m. eastern time the following business day and the check will normally be mailed on the second business day after the request.

  If you have authorized electronic fund redemption or established Fund Direct privileges, you can take advantage of the following expedited redemption procedures to redeem shares held in non-certificate form that are worth at least $1,000. You may make electronic fund redemption requests through a phone representative or Fund Direct redemption requests by calling Nuveen Investor Services at 800-257-8787. If a redemption request is received by 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. that day. If the redemption request is received after 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. the following business day. Proceeds of electronic fund redemptions will normally be wired on the second business day following the redemption, but may be delayed one additional business day if the Federal Reserve Bank of Boston or the Federal Reserve Bank of New York is closed on the day redemption proceeds would ordinarily be wired. The Fund reserves the right to charge a fee for electronic fund redemption. Proceeds of redemptions through Fund Direct will normally be wired to your Fund Direct bank account on the second or third business day after the redemption.

  Before you may redeem shares electronically by phone or through Fund Direct, you need to complete the telephone redemption authorization section of the Application Form or the Fund Direct application form and return it to Nuveen Investor Services. If you did not authorize telephone redemption when you opened your account, you may obtain a telephone redemption authorization form by writing the Fund or by calling Nuveen Investor Services toll-free at 800-257-8787. Proceeds from electronic share redemptions will be transferred by Federal Reserve wire only to the commercial bank account specified by the shareholder on the Application Form. You need to send a written request to Nuveen Investor Services in order to establish multiple accounts, or to change the account or accounts designated to receive redemption proceeds. These requests must be signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to a Fund. Further documentation may be required from corporations, executors, trustees or personal representatives.

  For the convenience of shareholders, the Fund has authorized Nuveen as its agent to accept orders from financial advisers by wire or telephone for the redemption of Fund shares. The redemption price is the first net asset value of the appropriate share class determined following receipt of an order placed by the financial adviser. The Fund makes payment for the redeemed shares to the securities representatives who placed the order promptly upon presentation of required documents with signatures guaranteed as described above. Neither the Fund nor Nuveen charges any redemption fees other than any CDSC as described above. However, your financial adviser may charge you for serving as agent in the redemption of shares.

  The Fund reserves the right to refuse telephone redemptions and, at its option, may limit the timing, amount or frequency of these redemptions. Telephone redemption procedures may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, Chase Global Funds Services Company, the Fund's shareholder services agent ("Chase Global"), and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine. The Fund employs procedures reasonably designed to confirm that telephone instructions are genuine. These procedures include recording all telephone instructions and requiring up to three forms of identification prior to acting upon a caller's instructions. If the Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Systematic Withdrawal Plan.

  If you own Fund shares currently worth at least $10,000, you may establish a Systematic Withdrawal Plan by completing an application form for the Plan. You may obtain an application form by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787.

  The Plan permits you to request periodic withdrawals on a monthly, quarterly, semi-annual or annual basis in an amount of $50 or more. Depending upon the size of the withdrawals requested under the Plan and fluctuations in the net asset value of Fund shares, these withdrawals may reduce or even exhaust your account.

  The purchase of Class A Shares, other than through reinvestment, while you are participating in the Systematic Withdrawal Plan with respect to Class A Shares will usually be disadvantageous because you will be paying a sales charge on any Class A Shares you purchase at the same time you are redeeming shares. Similarly, use of the Systematic Withdrawal Plan for Class B Shares held for less than six years or Class C Shares held for less than 12 months may be disadvantageous because the newly-purchased Class B or Class C Shares will be subject to the CDSC.

Suspension of Right of Redemption

  The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

Involuntary Redemption

  The Fund may, from time to time, establish a minimum total investment for Fund shareholders, and the Fund reserves the right to redeem your shares if your investment is less than the minimum after giving you at least 30 days' notice. If any minimum total investment is established, and if your account is below the minimum, you will be allowed 30 days following the notice in which to purchase sufficient shares to meet the minimum. So long as the Fund continues to offer shares at net asset value to holders of Nuveen Defined Portfolios who are investing their Nuveen Defined Portfolios distributions, no minimum total investment will be established for those investors.

Redemption In Kind

  The Fund has reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Fund has no present intention to redeem in kind. The Fund voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the ninety-day period.

GENERAL MATTERS

  The Fund may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.

  Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

  In addition to the types of compensation to dealers to promote sales of fund shares that are described in the Fund's Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds and Nuveen Defined Portfolios during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

  Such reimbursement will be based on the number of its financial advisers who have sold Nuveen Fund shares and Nuveen Defined Portfolios units during the prior calendar year according to an established schedule.

Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Fund, and will not change the price an investor pays for shares or the amount that the Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

  To help advisers and investors better understand and more efficiently use the Fund to reach their investment goals, the Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Fund may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs.

  The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

  Exchanges of shares of the Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

  In addition, you may exchange Class R Shares of the Fund for Class A Shares of the Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of the Fund.

  Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Fund's transfer agent. No share certificates will be issued for fractional shares.

  For more information on the procedure for purchasing shares of the Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the Fund's Prospectus.

  If you choose to invest in the Fund, an account will be opened and maintained for you by Chase Global, the Fund's shareholder services agent. Share certificates will be issued to you only upon written request to Nuveen Investor Services, and, as noted, no certificates will be issued for fractional shares. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial adviser's firm can only be made by an order in good form from the financial adviser acting on your behalf.

  Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use Chase Global's sub-accounting system to minimize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by Chase Global will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

  The Shares are offered continuously. However, subject to the rules and regulations of the Securities and Exchange Commission, the Fund reserves the right to suspend the continuous offering of it shares at any time, but no suspension shall affect your right of redemption.

  Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Fund's shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Fund's shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of the Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

  The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for the Fund for the period from inception (December 31, 1997) to the fiscal year ended July 31, 1998. All figures are to the nearest thousand.

                                                                 AMOUNT OF
                                          AMOUNT OF    AMOUNT    COMPENSATION
                                          UNDERWRITING RETAINED  ON REDEMPTIONS
                                          COMMISSIONS  BY NUVEEN AND REPURCHASES
                                          ------------ --------- ---------------
Nuveen Rittenhouse Growth Fund...........    $1,617       $55          $32

DISTRIBUTION AND SERVICE PLAN

  The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares are subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares are all subject to an annual service fee. Class R Shares are not subject to either distribution or service fees.

  The distribution fee applicable to Class B Shares and Class C Shares under the Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under the Plan is payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  The Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

  For the period from inception (December 31, 1997) to the fiscal year ended July 31, 1998, the Fund paid 12b-1 fees pursuant to its 12b-1 Plan in the amounts set forth in the table below. For this period, all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. All 12b-1 distribution and service fees on Class B and Class C Shares were retained by the Distributor as compensation for commissions advanced to Authorized Dealers.

                                                                    12B-1 FEES
                                                                      PAID BY
                                                                   THE FUND FROM
                                                                   INCEPTION TO
                                                                   JULY 31, 1998
                                                                   -------------
Nuveen Rittenhouse Growth Fund
  Class A.........................................................   $ 32,240
  Class B.........................................................    229,464
  Class C.........................................................    114,323
                                                                     --------
    Total.........................................................   $376,027
                                                                     ========

  Under the Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS, CUSTODIAN AND TRANSFER AGENT

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603, have been selected as auditors for the Trust. In addition to audit services, Arthur Andersen will provide consultation and assistance on accounting, internal control, tax and related matters.

  The custodian of the assets of the Fund is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting and portfolio accounting services.

  The Fund's transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

FINANCIAL INFORMATION

  The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report and are incorporated herein by reference. The Annual Report accompanies this Statement of Additional Information.

GENERAL TRUST INFORMATION

  The Fund is a series of the Trust. The Trust is an open-end diversified management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 27, 1997. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, the Fund is the only series authorized and outstanding, which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

  The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove Trustees or for any other purpose.

  Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Fund's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A--RATINGS OF INVESTMENTS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

                                 LONG TERM DEBT

  An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorgani- zation, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

     Debt rated "AAA' has the highest rating assigned by S&P. Capacity to AAA pay interest and repay principal is extremely strong.

AA Debt rated "AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small de-gree.

A Debt rated "A' has a strong capacity to pay interest and repay princi-pal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB' is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate pro-tection parameters, adverse economic conditions or changing circum-stances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

  Debt rated "BB', "B', "CCC', "CC' and "C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB' indicates the least degree of speculation and "C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB
     Debt rated "BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-' rating.

B Debt rated "B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The "B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB' or "BB-' rating.

CCC Debt rated "CCC' has a currently identifiable vulnerability to de-fault, and is dependent upon favorable business, financial, and eco-nomic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     The "CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B' or "B-' rating.

CC The rating "CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC' debt rating.

C The rating "C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-' debt rating. The "C' rating may be used to cover a situation where a bankruptcy peti-tion has been filed, but debt service payments are continued.

CI The rating "CI' is reserved for income bonds on which no interest is being paid.

D Debt rated "D' is in payment default. The "D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit col-lateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is ade-quately collateralized. In the case of certificates of deposit the letter "L' indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for princi-pal and accrued pre-default interest up to the federal insurance lim-its within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient in-formation on which to base a rating, or that S&P does not rate a par-ticular type of obligation as a matter of policy.

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

                                COMMERCIAL PAPER

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satis-factory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

  VALUE LINE--FINANCIAL STRENGTH RATING (A++, A+, A, B++, B+, B, C++, C+, C)-- The financial strength of each of the more than 1,600 companies in the VS II data base is rated relative to all the others. The ratings range from A++ to C in nine steps. (For screening purposes, think of an A rating as "greater than" a B). Companies that have the best relative financial strength are given an A++ rating, indicating an ability to weather hard times better than the vast majority of other companies. Those who don't quite merit the top rating are given an A+ grade, and so on. A rating as low as C++ is considered satisfactory. A rating of C+ is well below average, and C is reserved for companies with very serious financial problems. The ratings are based upon a computer analysis of a number of key variables that determine (a) financial leverage, (b) business risk, and (c) company size, plus the judgment of Value Line's analysts and senior editors regarding factors that cannot be quantified across-the-board for all companies. The primary variables that are indexed and studied include equity coverage of debt, equity coverage of intangibles, "quick ratio", accounting methods, variability of return, fixed charge coverage, stock price stability, and company size.

  MOODY'S INVESTORS SERVICE, INC.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

                                 LONG-TERM DEBT

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally re-ferred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks ap-pear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristi-cally unrealiable over any great length of time. Such bonds lack out-standing investment characteristics and in fact have speculative char-acteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protec-tion of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desir-able investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and is-sues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the sym-bols Aa1, A1, Baa1, Ba1, and B1.

                                COMMERCIAL PAPER

  Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by many of the following characteristics:

  --Leading market positions in well-established industries.

  --High rates of return on funds employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

  DUFF & PHELPS, INC.--A brief description of the applicable Duff & Phelps, Inc. ("D&P") ratings symbols and their meanings (as published by D&P) follows:

                                 LONG-TERM DEBT

  These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

  Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection.

  The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of "BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

RATING
SCALE   DEFINITION
------  ----------------------------------------------------------------------------------------------------
AAA     Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free
        U.S. Treasury debt.
AA+     High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time
AA      to time because of economic conditions.
AA-
A+      Protection factors are average but adequate. However, risk factors are more variable and greater in
A       periods of economic stress.
A-
BBB+    Below average protection factors but still considered sufficient for prudent investment.
BBB     Considerable variability in risk during economic cycles.
BBB-
BB+     Below investment grade but deemed likely to meet obligations when due. Present or prospective
BB      financial protection factors fluctuate according to industry conditions or company fortunes.
BB-     Overall quality may move up or down frequently within this category.
B+      Below investment grade and possessing risk that obligations will not be met when due. Financial
BB-     protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

                            SHORT-TERM DEBT RATINGS

  Duff & Phelps short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

  Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

  The distinguishing feature of Duff & Phelps Credit Ratings' short-term ratings is the refinement of the traditional "1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gradations of "1+' (one plus) and "1-' (one minus) to assist investors in recognizing those differences.

  These ratings are recognized by the SEC for broker-dealer requirements, specifically capital computation guidelines. These ratings meet Department of Labor ERISA guidelines governing pension and profit sharing investments. State regulators also recognize the ratings of Duff & Phelps Credit Rating for insurance company investment portfolios.

RATING SCALE:
            DEFINITION

            HIGH GRADE
            Highest certainty of timely payment. Short-term liquidity, includ-
D-1+ ing internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are ex-cellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            GOOD GRADE
D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

            SATISFACTORY GRADE
D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

            NON-INVESTMENT GRADE
D-4 Speculative investment characteristics. Liquidity is not suffi-cient to insured against disruption in debt service. Operating factors and market access may be subject to a high degree of vari-ation.

            DEFAULT
D-5 Issuer failed to meet scheduled principal and/or interest pay-ments.

  FITCH IBCA, INC.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                                 LONG-TERM DEBT

  Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay inter-est and repay principal, which is unlikely to be affected by reasona-bly foreseeable events.

AA Bonds considered to be investment grade and of very high credit quali-ty. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA'. Because bonds rated in the "AAA' and "AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated "F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB' to "C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD' to "D') is an assessment of the ultimate recovery value through reorganization or liquidation.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay inter-est and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identi-fied which could assist the obligor in satisfying its debt service re-quirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of con-tinued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and eco-nomic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not reme-died, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C    Bonds are in imminent default in payment of interest or principal.

DDD,   Bonds are in default on interest and/or principal payments. Such bonds
DD     are extremely speculative and should be valued on the basis of their
AND D ultimate recovery value in liquidation or reorganization of the obli-gor. "DDD' represents the highest potential for recovery of these bonds, and "D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ EXCEPTIONALLY STRONG CREDIT QUALITY Issues assigned this rating are regarded as having the strongest degree of assurance for timely pay-ment.

F-1 VERY STRONG CREDIT QUALITY Issues assigned this rating reflect an as-surance of timely payment only slightly less in degree than issues rated "F-1+'.

F-2 GOOD CREDIT QUALITY Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+' and "F-1' ratings.

F-3 FAIR CREDIT QUALITY Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is ade-quate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S WEAK CREDIT QUALITY Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic con-ditions.

D DEFAULT Issues assigned this rating are in actual or imminent payment default.

LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.
                                                                   EAI-RIT 11-98

NUVEEN
Mutual Funds

July 31, 1998

Annual Report

A blue chip portfolio for investors seeking a tax-efficient way to build and sustain wealth.

Featuring portfolio management by Rittenhouse Financial Services, Nuveen's Premier Adviser/SM/ for growth investing.


Nuveen
Rittenhouse
Growth Fund

[PHOTO APPEARS HERE]

   Contents

 1  Dear Shareholder
 3  Report from the Portfolio Managers
 4  Performance Overview
 5  Report of Independent Public Accountants
 6  Portfolio of Investments
 8  Statement of Net Assets
 9  Statement of Operations
10  Statement of Changes in Net Assets
11  Notes to Financial Statements
14  Financial Highlights
16  Building Better Portfolios with Nuveen
17  Fund Information

Highlights
As of July 31, 1998
For Class A shares

Attractive Fund Returns/1/

                           [BAR CHART APPEARS HERE]

Year-to-Date (NAV)     13.75%
Year-to-Date (Offer)    7.77%

Relative Market Capitalization

                           [BAR CHART APPEARS HERE]

Average Market Cap of Fund Holdings                       $89 billion
Average Market Cap Morningstar Peer Group/2/              $31 billion

With its focus on long-term growth, the fund provided attractive total returns for the first seven months of the year.

Reflecting a preference for large, well-known companies, the average market capitalization of the fund's holding is significantly greater than that of its peer group.

Top Ten Holdings/3/

General Electric Company            5.48%      Pfizer Inc.                4.76%
-------------------------------------------------------------------------------
American International Group, Inc.  4.99%      Proctor & Gamble Company   4.40%
-------------------------------------------------------------------------------
Colgate Palmolive Company           4.86%      Coca Cola Co.              4.32%
-------------------------------------------------------------------------------
Schering-Plough Corporation         4.80%      Automatic Data Processing  4.31%
-------------------------------------------------------------------------------
Johnson & Johnson                   4.77%      Home Depot, Inc.           4.08%
-------------------------------------------------------------------------------

The fund's investment strategy leads to the selection of blue chip companies and household names, as is reflected in the fund's top 10 holdings.


1  See the Performance Overview on page four for more information.

2 Represents the average market capitalization of the 337 mutual funds in the Morningstar Large Growth category as of 7/31/98.

3 The companies listed above represent their respective percentages of total market value as of 7/31/98. Over time, the fund's holdings and their percentages will vary.

Last night, while you were sleeping, the companies in the Nuveen Rittenhouse Growth Fund were hard at work.

In the last 24 hours, Colgate oral care products were used by 600 million people. Coca-Cola served one billion soft drinks. Merck spent $5 million researching new drugs. Disney entertained more than 150 million people. General Electric brightened more than 60 million homes. And Gillette razors were used by 550 million people.


Disciplined Stock Selection Process Leads to Companies You Know

The Nuveen Rittenhouse Growth Fund employs a disciplined stock selection process that leads the fund's managers to select companies that are household names and global leaders in their industries.

This disciplined stock selection process has led to attractive returns for investors through a variety of market conditions. The portfolio managers focus on three key areas:

[PHOTO APPEARS HERE AND ON THE FOLLOWING PAGE]

This photograph represents the fund's holdings as of a recent point in time. The fund's holdings will change over time.

 .choosing quality stocks that lead to more stability for the portfolio

 .seeking growth potential over the long-term

 .employing a tax-efficient management approach.

Building a Well-Balanced Portfolio

The fund's disciplined approach to stock selection and portfolio management is a key reason for making the Nuveen Rittenhouse Growth Fund a core holding in the equity portion of your investment portfolio. The fund can play an important role in the efforts of you and your financial adviser to build a well-balanced, tax-efficient investment portfolio.

                             [PHOTO APPEARS HERE]

Dear Shareholder

                [PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.


We are pleased to present the first annual report for the Nuveen Rittenhouse Growth Fund - a blue chip portfolio for investors seeking long-term growth through tax-efficient investing. I'm pleased to report that the fund has successfully met its objective of helping investors participate in the growth potential of the stock market while providing the measure of protection that can be found in the stocks of large, well-known companies. This long-term investment strategy can be especially comforting in a volatile market like the one we have experienced in recent months.

A Strong Market for Growth Stocks

Over the past year, the markets have endured periods of instability, largely due to aftershocks from the Asian financial crisis. This recent market turbulence and economic uncertainty have led many investors to choose the growth-oriented blue chip companies that can offer a measure of stability in a volatile market. As a result, growth stocks have tended to outperform value stocks by significant margins over the past several months. Given the recent investment climate, the Nuveen Rittenhouse Growth Fund's growth investing approach has led to strong performance for the fund in its first seven months.

Selection Process is the Key

In addition to its growth investing style, the fund's sector and stock selection process provides added peace of mind for investors. This process, which is described in the inside front cover of this report, leads the fund managers to select the sectors that they believe will perform well, and then to purchase the stocks of companies with strong brands, healthy earnings growth and quality management - household names like Colgate, General Electric and Coca-Cola.

Another important element in the selection process is the market capitalization of the companies considered for the portfolio, which is a measure of the value of all outstanding shares of the company's stock. The Nuveen Rittenhouse Growth Fund selects companies with above-average market capitalizations for the added stability and liquidity offered by those stocks. As you can see on the opposite page, the fund's average market capitalization of $89 billion far exceeds the average of the fund's peer group.

The key strategy for the Nuveen Rittenhouse Growth Fund - and for most

"As Nuveen's Premier Adviser/SM/ for growth investing, Rittenhouse Financial Services has a long-standing history of strong investment performance through a variety of market conditions."


Nuveen investors -- is to continually focus on long-term goals. Market dips and downturns are inevitable. Managing through them means focusing on long-term objectives and maintaining a diversified investment strategy. Your fund manager's disciplined buy-and-hold investment approach helps moderate the impact of market downturns and also the impact of taxes. By purchasing stocks for the long-term and keeping turnover low, the fund seeks to minimize the impact of taxes -- which can make a big difference in overall investment returns.

The Value of Experience

As Nuveen's Premier Adviser/SM/ for growth investing, Rittenhouse Financial Services has a long-standing history of strong investment performance through a variety of market conditions. With more than 18 years of experience and approximately $10 billion in assets under management, Rittenhouse has developed an expertise in selecting those large-cap, well-known companies that the fund managers believe will perform well in the long-term.

Nuveen recognizes the value of experience and has assembled a collection of experienced, trusted investment managers -- our Premier Advisers -- that can provide the investments you need to help build and sustain the wealth of a lifetime. In addition to Rittenhouse, our Premier Advisers include Institutional Capital Corporation for value investing and Nuveen Advisory Corporation for tax-free income investing.

Nuveen's Commitment

Nuveen is committed to providing quality investments that are managed by experienced professionals dedicated to helping investors reach their financial goals. As a result, we offer a growing selection of stock and bond investments to meet the needs of our shareholders. If you'd like more information on Nuveen's Growth & Income, Balanced or Tax-Free* Income funds, please contact your financial adviser for a prospectus containing all charges and expenses, or call (800) 257-8787. Please read it carefully before you invest.

On behalf of Nuveen and our Premier Advisers, I thank you for your confidence in us and look forward to reporting to you about the fund's first full year in six months.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

September 15, 1998

* Municipal income may be subject to state and local taxes, as well as the federal alternative minimum tax. Capital gains will also be subject to federal income taxation.

Nuveen Rittenhouse Growth Fund

Report from the Portfolio Managers

The Rittenhouse portfolio management team talks about the financial markets and factors that affected fund performance.

"The market conditions for the fund's large-cap growth style were quite favorable, as investors gravitated toward the stocks of large companies with well-known brands."


The Market in Review

When the Nuveen Rittenhouse Growth Fund was introduced on December 31, 1997, market fundamentals were quite positive. The economy was growing at a moderate pace, inflation remained subdued and interest rates were trending lower. After a somewhat sluggish start to 1998, stocks continued to gain ground -- shrugging off potentially problematic events such as the fallout from the Asian financial crisis, a showdown with Iraq, and the ongoing events in Washington -- posting solid gains for the first quarter.

The beginning of the second quarter brought further gains in equity prices, as the yield on the 30-year Treasury bond dropped to record lows. The market suffered through bouts of volatility as investors became concerned that the Federal Reserve would raise interest rates as a result of strong first quarter economic growth, making stock selection vitally important. During May and June, the stock market was essentially flat, digesting the strong gains posted in the first four months of the year.

Blue chip growth stocks continued to lead the market though the fund's first seven months, as investors sought large capitalization companies exhibiting consistent earnings growth and strong brands. Industry sectors that performed particularly well were consumer staples, financial services and health care -- each of which has significant representation in the fund's portfolio.

Fund Performance

Against this backdrop of economic uncertainty and market volatility, the Nuveen Rittenhouse Growth Fund performed well. From the beginning of the year through July 31, 1998, the fund generated a total return of 13.75% on net asset value for Class A shares. The market conditions for the fund's large-cap growth style were quite favorable, as investors gravitated toward the stocks of large companies with well-known brands and the ability to generate consistent and sustainable earnings growth. Pharmaceutical holdings, including Schering-Plough, Pfizer, Merck and Abbott Labs, made significant contributions to the fund's strong performance. Drug stocks turned in solid performance due to promising new products in the research pipeline and investor demand for high-quality, blue chip issues.

Although the market performed well through the fund's fiscal year-end of July 31, several events have recently had an adverse impact on the performance of the stock market and the fund. Economic and financial problems in Asia intensified after having stabilized in the first half of the year. Japan and Hong Kong have now entered recessions, and the situations in harder-hit countries such as Korea and Indonesia are deteriorating. In addition, the Russian political and economic crises have triggered a great deal of unrest in world markets, causing major stock indices by the end of August to decline by more than 15% since their peaks in mid-July. Also, falling commodity prices have generated fears of further instability in the economies of developing countries that may continue to impact European and U.S. markets. Given these circumstances and a slowing domestic economy, pressure is mounting for the Fed to reduce interest rates. A drop in rates could spur economic growth and improve the outlook for corporate profits, providing support to the shaky equity market.

Outlook for the Future

Looking ahead, the stock market is likely to remain volatile over the coming months as the international economic situation continues to come into focus and the current domestic political situation is resolved. We believe the fund is well-positioned for this market environment. We will continue to focus on high-quality companies with strong brands that demonstrate consistent earnings growth. This time-tested strategy seeks to help moderate portfolio volatility and enable the fund to participate fully in any market gains.

Nuveen Rittenhouse Growth Fund
Performance Overview
As of July 31, 1998

Top Ten Holdings

General Electric Company            5.48%
 .........................................
American International Group, Inc.  4.99%
 .........................................
Colgate Palmolive Company           4.86%
 .........................................
Schering-Plough Corporation         4.80%
 .........................................
Johnson & Johnson                   4.77%
 .........................................
Pfizer Inc.                         4.76%
 .........................................
Procter & Gamble Company            4.40%
 .........................................
Coca Cola Company                   4.32%
 .........................................
Automatic Data Processing           4.31%
 .........................................
Home Depot Inc.                     4.08%
-----------------------------------------

Industry Diversification

[PIE CHART APPEARS HERE]

Technology          12%
Capital Goods        7%
Financial           19%
Consumer Cyclicals   6%
Health Care         24%
Energy               4%
Consumer Staples    28%

Portfolio Allocation

[PIE CHART APPEARS HERE]

Cash     3%
Stocks  97%

The fund is actively managed, and its holdings, diversification, and allocation will vary over time.


Fund Highlights
Share Price                         A           B           C           R
--------------------------------------------------------------------------
Inception Date                  12/97       12/97       12/97       12/97
 ..........................................................................
Net Asset Value                $22.75      $22.66      $22.67      $22.79
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Total Net Assets ($000)                                          $205,840
 ..........................................................................
Beta of Portfolio                                                    1.20
 ..........................................................................
Average Market Capitalization of Stocks in Portfolio          $89 billion
 ..........................................................................
Average P/E of Stocks in Portfolio                                     29
 ..........................................................................
Number of Stocks in Portfolio                                          29
 ..........................................................................
Expected Turnover Rate                                                20%
--------------------------------------------------------------------------



Total Returns/1/

Share Class    A (On NAV)    A (On Offer)        B             C        R
--------------------------------------------------------------------------
Year-to-Date       13.75%           7.77%   13.30%        13.35%   13.95%


Index Comparison/2/

[LINE GRAPH APPEARS HERE]

          Nuveen Rittenhouse     Nuveen Rittenhouse
           Growth Fund (NAV)     Growth Fund (Offer)    S&P 500
12/97             10000                 9475              10000
01/98             10220                 9683              10111
02/98             10810                 10242             10840
03/98             11185                 10598             11395
04/98             11305                 10712             11510
05/98             11085                 10503             11312
06/98             11595                 10986             11771
07/98             11375                 10777             11647

S&P 500                                $11,647
Nuveen Rittenhouse Growth Fund (NAV)   $11,375
Nuveen Rittenhouse Growth Fund (Offer) $10,777

Past performance is not predictive of future results.


1 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.25% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the return figures.

2 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Standard and Poor's 500 Index, which does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (5.25%) and all ongoing fund expenses.

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Rittenhouse Growth Fund

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Rittenhouse Growth Fund (one of the portfolios constituting the Nuveen Investment Trust II (a Massachusetts business trust)), as of July 31, 1998, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Rittenhouse Growth Fund as of July 31, 1998, the results of its operations, the change in its net assets and its financial highlights for the period indicated thereon in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
September 17, 1998

Portfolio of Investments
Nuveen Rittenhouse Growth Fund
July 31, 1998


  Shares    Description                                         Market Value
-----------------------------------------------------------------------------
            COMMON STOCKS -- 96.6%
            Capital Goods -- 7.2%

  60,000    Emerson Electric Co.                                $  3,566,250
 126,000    General Electric Company                              11,262,865
-----------------------------------------------------------------------------
            Consumer Cyclicals -- 5.7%

 200,000    The Home Depot, Inc.                                   8,380,300
  55,000    Wal-Mart Stores, Inc.                                  3,471,875
-----------------------------------------------------------------------------
            Consumer Staples -- 27.1%

  88,000    Bestfoods                                              4,895,000
 110,000    The Coca-Cola Company                                  8,875,625
 108,000    Colgate-Palmolive Company                              9,983,250
 158,000    Gillette Company                                       8,276,495
 201,000    PepsiCo Inc.                                           7,801,053
 114,000    The Procter & Gamble Company                           9,050,430
 201,000    The Walt Disney Company                                6,921,938
-----------------------------------------------------------------------------
            Energy -- 3.6%

  62,000    Royal Dutch Petroleum Company                          3,162,000
  70,000    Schlumberger Limited                                   4,239,375
-----------------------------------------------------------------------------
            Financials -- 18.2%

  68,000    American International Group, Inc.                    10,255,250
 127,000    Federal Home Loan Mortgage Corporation                 6,002,745
 118,000    Federal National Mortgage Association                  7,321,055
  66,000    NationsBank Corporation                                5,263,500
 144,000    Norwest Corporation                                    5,175,000
  51,000    State Street Corporation                               3,534,938
-----------------------------------------------------------------------------
            Health Care -- 22.9%

 120,000    Abbott Laboratories                                    4,992,488
 127,000    Johnson & Johnson                                      9,812,620
  80,000    Medtronic, Inc.                                        4,955,000
  63,000    Merck & Co., Inc.                                      7,768,687
  89,000    Pfizer Inc.                                            9,793,120
 102,000    Schering-Plough Corporation                            9,868,870
-----------------------------------------------------------------------------
            Technology -- 11.9%

 131,000    Automatic Data Processing, Inc.                        8,867,062
 120,000    First Data Corporation                                 3,472,500
 122,000    Hewlett-Packard Company                                6,771,000
  63,000    Intel Corporation                                      5,319,562
-----------------------------------------------------------------------------
            Total Common Stocks -- (cost $192,322,841)           199,059,853
            -----------------------------------------------------------------

    Principal                                                                            Market
       Amount       Description                                                           Value
-----------------------------------------------------------------------------------------------
                    SHORT-TERM INVESTMENTS - 3.2%

 $  6,501,000       Swiss Bank Repurchase Agreement, 5.560%, 8/03/98              $   6,501,000
-----------------------------------------------------------------------------------------------
                    Total Short-Term Investments - (cost $6,501,000)                  6,501,000
                    ---------------------------------------------------------------------------
                    Total Investments - (cost $198,823,841) - 99.8%                 205,560,853
                    ---------------------------------------------------------------------------
                    Other Assets Less Liabilities - 0.2%                                278,902
                    ---------------------------------------------------------------------------
                    Net Assets - 100%                                             $ 205,839,755
                    ---------------------------------------------------------------------------




                                 See accompanying notes to financial statements.

Statement of Net Assets
July 31, 1998

-------------------------------------------------------------------------------------------------------------------------
Assets

Investment securities, at market value (cost $198,823,841) (note 1)                                          $205,560,853
Cash                                                                                                                8,231
Receivables:
     Dividends and Interest                                                                                       134,242
     Shares sold                                                                                                5,226,197
Deferred organization costs (note 1)                                                                              155,220
Other assets                                                                                                           70
-------------------------------------------------------------------------------------------------------------------------
          Total assets                                                                                        211,084,813
-------------------------------------------------------------------------------------------------------------------------

Liabilities

Payables:
     Investments purchased                                                                                      4,568,700
     Shares redeemed                                                                                              180,017
Accrued expenses:
     Management fees (note 4)                                                                                     130,683
     12b-1 distribution and service fees (notes 1 and 4)                                                          109,501
     Other                                                                                                        256,157
-------------------------------------------------------------------------------------------------------------------------
          Total liabilities                                                                                     5,245,058
-------------------------------------------------------------------------------------------------------------------------
Net assets (note 5)                                                                                          $205,839,755
=========================================================================================================================

Class A Shares (note 1)

Net assets                                                                                                   $ 43,092,047
Shares outstanding                                                                                              1,894,035
Net asset value and redemption price per share                                                               $      22.75
Offering price per share (net asset value per share plus maximum sales charge of 5.25% of offering price)    $      24.01
=========================================================================================================================

Class B Shares (note 1)

Net assets                                                                                                   $ 81,823,055
Shares outstanding                                                                                              3,611,253
Net asset value, offering and redemption price per share                                                     $      22.66
=========================================================================================================================

Class C Shares (note 1)

Net assets                                                                                                   $ 43,260,176
Shares outstanding                                                                                              1,908,048
Net asset value, offering and redemption price per share                                                     $      22.67
=========================================================================================================================

Class R Shares (note 1)

Net assets                                                                                                   $ 37,664,477
Shares outstanding                                                                                              1,652,328
Net asset value, offering and redemption price per share                                                     $      22.79
=========================================================================================================================



                                 See accompanying notes to financial statements.

Statement of Operations
For the period December 31, 1997 (commencement of operations) through July 31, 1998


-------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)

Dividends                                                                                                      $  669,337
Interest                                                                                                          176,693
-------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                           846,030
-------------------------------------------------------------------------------------------------------------------------
Expenses

Management fees (note 4)                                                                                          564,452
12b-1 service fees -- Class A (notes 1 and 4)                                                                       32,240
12b-1 distribution and service fees -- Class B (notes 1 and 4)                                                     229,464
12b-1 distribution and service fees -- Class C (notes 1 and 4)                                                     114,323
Shareholders' servicing agent fees and expenses                                                                    45,715
Custodian's fees and expenses                                                                                      26,582
Trustees' fees and expenses (note 4)                                                                                2,528
Professional fees                                                                                                  15,542
Shareholders' reports -- printing and mailing expenses                                                              28,456
Federal and state registration fees                                                                                69,401
Amortization of deferred organization costs (note 1)                                                               20,780
Other expenses                                                                                                      7,732
-------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                                                     1,157,215
     Expense reimbursement (note 4)                                                                               (48,782)
-------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                    1,108,433
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                     (262,403)
-------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments

Net realized gain from investment transactions (notes 1 and 3)                                                    779,703
Net change in unrealized appreciation or depreciation of investments                                            6,737,012
-------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                                       7,516,715
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                     $7,254,312
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------



                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
For the period December 31, 1997 (commencement of operations) through July 31, 1998



-------------------------------------------------------------------------------------------------------------------------
Operations

Net investment income (loss)                                                                                 $   (262,403)
Net realized gain from investment transactions (notes 1 and 3)                                                    779,703
Net change in unrealized appreciation or depreciation of investments                                            6,737,012
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                      7,254,312
-------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                                              203,076,665
Cost of shares redeemed                                                                                        (4,591,222)
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                                       198,485,443
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                                    205,739,755
Net assets at the beginning of period                                                                             100,000
-------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                                              $205,839,755
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period                                                  $         --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------


                                 See accompanying notes to financial statements.

Notes to Financial Statements

1.   General Information and Significant Accounting Policies

The Nuveen Rittenhouse Growth Fund (the "Fund") is a series of the Nuveen Investment Trust II (the "Trust") which was organized as a Massachusetts business trust in 1997. The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on December 31, 1997, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,000 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on November 12, 1997.

The Fund invests in a diversified portfolio consisting primarily of equity securities traded in U.S. securities markets of large capitalization companies that have a history of consistent earnings and dividend growth ("blue chip companies").

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 1998, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period December 31, 1997 (commencement of operations) through July 31, 1998.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning December 31, 1997 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

2.   Fund Shares

Transactions in Fund shares for the period December 31, 1997 (commencement of operations) through July 31, 1998, were as follows:



                                                    Shares            Amount
------------------------------------------------------------------------------
Shares sold:
     Class A                                      1,988,648      $  44,029,027
     Class B                                      3,666,978         81,559,486
     Class C                                      1,946,440         43,544,923
     Class R                                      1,661,302         33,943,229
------------------------------------------------------------------------------
                                                  9,263,368        203,076,665
------------------------------------------------------------------------------
Shares redeemed:
     Class A                                        (95,863)        (2,146,252)
     Class B                                        (56,975)        (1,322,737)
     Class C                                        (39,642)          (891,049)
     Class R                                        (10,224)          (231,184)
------------------------------------------------------------------------------
                                                   (202,704)        (4,591,222)
------------------------------------------------------------------------------
Net increase                                      9,060,664      $ 198,485,443
------------------------------------------------------------------------------

3.   Securities Transactions

Purchases and sales (including maturities) of common stocks, U.S. government and U.S. government agency obligations and short-term investments for the period December 31,1997 (commencement of operations) through July 31, 1998, were as follows:

------------------------------------------------------------------------------
Purchases:
     Common stocks                                               $ 196,792,158
     U.S. government and U.S. government agency obligations             99,797
     Short-term investments                                        796,977,147

Sales:
     Common stocks                                                   5,249,157
     U.S. government and U.S. government agency obligations             99,710
     Short-term investments                                        790,476,147
------------------------------------------------------------------------------

At July 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation aggregated $6,737,012 of which $11,839,114 related to appreciated securities and $5,102,102 related to depreciated securities.

4.   Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average Daily Net Asset Value                                    Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                          .8500 of 1%
For the next $125 million                                           .8375 of 1
For the next $250 million                                           .8250 of 1
For the next $500 million                                           .8125 of 1
For the next $1 billion                                             .8000 of 1
For net assets over $2 billion                                      .7875 of 1
-------------------------------------------------------------------------------

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1999, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.10% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Rittenhouse Financial Services, Inc. ("Rittenhouse"), a wholly owned subsidiary of the John Nuveen Company, under which Rittenhouse manages the Fund's investment portfolio. Rittenhouse is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the period December 31, 1997 (commencement of operations) through July 31, 1998, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $1,617,000 of which approximately $1,562,200 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the period December 31, 1997 (commencement of operations) through July 31, 1998, the Distributor compensated authorized dealers directly with approximately $3,605,000 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the period ended July 31, 1998, the Distributor retained approximately $343,700 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $32,100 of CDSC on share redemptions during the period ended July 31, 1998.

5.   Composition of Net Assets

At July 31, 1998, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

-------------------------------------------------------------------------------
Capital paid-in                                                   $ 198,323,040
Undistributed net investment income (loss)                                   --
Accumulated net realized gain from investment transactions              779,703
Net unrealized appreciation of investments                            6,737,012
-------------------------------------------------------------------------------
Net assets                                                        $ 205,839,755
-------------------------------------------------------------------------------


              Financial Highlights



          Selected data for a share outstanding throughout the period
            December 31, 1997 through July 31, 1998 is as follows:



Class (Inception Date)                Investment Operations                Less Distributions
                                ---------------------------------    ------------------------------

                                                     Net
                   Beginning           Net     Realized/                                                Ending
                         Net    Investment    Unrealized                    Net                            Net
Year Ended            Assets        Income    Investment             Investment   Capital                Asset       Total
July 31,               Value    (Loss) (a)   Gain (Loss)    Total        Income      Gain     Total      Value    Rate (b)
---------------------------------------------------------------------------------------------------------------------------
Class A (12/97)
1998 (c)              $20.00        $(.01)         $2.76    $2.75           $--       $--       $--     $22.75       13.75%
Class B (12/97)
1998 (c)               20.00         (.11)          2.77     2.66            --        --        --      22.66       13.30
Class C (12/97)
1998 (c)               20.00         (.11)          2.78     2.67            --        --        --      22.67       13.35
Class R (12/97)
1998 (c)               20.00          .03           2.76     2.79            --        --        --      22.79       13.95
---------------------------------------------------------------------------------------------------------------------------


                                   Ratios/Supplemental Data
---------------------------------------------------------------------------------
                                 Ratio                        Ratio
                                of Net                       of Net
                 Ratio of   Investment       Ratio of    Investment
                 Expenses       Income       Expenses     Income to
               to Average   to Average     to Average       Average
               Net Assets   Net Assets     Net Assets    Net Assets
                   Before       Before          After         After     Portfolio
Ending Net     Reimburse-   Reimburse-     Reimburse-    Reimburse-      Turnover
Assets (000)         ment         ment       ment (a)      ment (a)          Rate
---------------------------------------------------------------------------------    *   Annualized.
                                                                                     (a) After waiver of certain management fees or
     $43,092        1.42%*       (.16)%*         1.35%*       (.09)%*           4%       reimbursement of expenses by Nuveen
      81,823        2.17*        (.91)*          2.10*        (.84)*            4        Institutional Advisory Corp.
      43,260        2.17*        (.91)*          2.10*        (.84)*            4    (b) Total returns are calculated on net asset
      37,664        1.19*         .11*           1.10*         .20*             4        value without any sales charge and are not
---------------------------------------------------------------------------------        annualized.
                                                                                     (c) From commencement of class operations as
                                                                                         noted.

Building a Better Portfolio
Can Make You a Successful Investor

Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds

Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/R/

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information


Board of Trustees

James F. Bacon
Anthony T. Dean
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington


Fund Manager

Rittenhouse Financial Services, Inc.
Two Radnor Corporate Center
Suite 400
Radnor, PA 19087-4570


Transfer Agent and
Shareholder Services

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787


Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.


Independent Public
Accountants

Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations

                   [PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


NUVEEN 1898-1998
Our Second Century helping investors sustain the wealth of a lifetime./SM/

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com